Filed pursuant to Rule 497

File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 6 dated October 3, 2016

To

Prospectus dated July 27, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated July 27, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through September 30, 2016, we received and accepted subscriptions in our offerings for approximately 99,723,900 shares of our common stock at an average price per share of $10.28, for corresponding gross proceeds of approximately $1,024,878,900, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

This supplement amends the indicated sections of the Prospectus as follows:

PROSPECTUS SUMMARY

The section of the Prospectus entitled “Prospectus Summary — Recent Developments — JPMorgan Credit Facility” is hereby amended by adding the following as the sixth paragraph thereof on page 22:

  In connection with the CS Park View Acquisition (as described below), on September 30, 2016, 34th Street Funding, JPM, U.S. Bank National Association and CIM entered into an amended and restated loan and security agreement, or the Amended Loan Agreement, to amend the JPM Credit Facility. Under the Amended Loan Agreement, the aggregate principal amount available for delayed-draw borrowings under the JPM Credit Facility was increased from $150,000,000 to $225,000,000, of which $25,000,000 may be funded as a revolving credit facility, each subject to compliance with a borrowing base. On September 30, 2016, 34th Street Funding drew down $167,423,393 of additional borrowings under the JPM Credit Facility. 34th Street Funding incurred certain customary costs and expenses in connection with the Amended Loan Agreement. No other material terms of the JPM Credit Facility were revised in connection with the Amended Loan Agreement. In addition, on September 30, 2016, we terminated a guarantee under which we had agreed to guarantee to 34th Street Funding and JPM the performance obligations of CIM under the portfolio management agreement by entering into a release and termination agreement, dated as of September 30, 2016, or the Termination Agreement, with 34th Street Funding and JPM. As a result of the revisions to the JPM Credit Facility pursuant to the Amended Loan Agreement and termination of the guarantee, 34th Street Funding, CIM and JPM entered into an amended and restated portfolio management agreement, dated as of September 30, 2016, to make certain corresponding, immaterial changes to the original portfolio management agreement.

1

The section of the Prospectus entitled “Prospectus Summary — Recent Developments” is hereby amended by adding the following as a new subsection thereof on page 22:

CS Park View Acquisition

On September 30, 2016, Park South Funding, LLC, our newly-formed, wholly-owned subsidiary, or Park South, and Credit Suisse Alternative Capital, LLC, or CSAC, the sole owner of Credit Suisse Park View BDC, Inc., or CS Park View, entered into a purchase and sale agreement, or the Purchase Agreement, to effect and consummate the acquisition of CS Park View by Park South. Pursuant to the Purchase Agreement, Park South acquired one hundred percent of the issued and outstanding shares of common stock of CS Park View, or the CS Park View Shares, from CSAC for a gross purchase price of $276,852,116, subject to post-closing adjustment to reflect certain transaction costs and expenses, the pay-off of debt obligations previously incurred by CS Park View and certain assets and liabilities.

The Purchase Agreement contains customary representations, warranties and covenants of Park South and CSAC. Pursuant to the Purchase Agreement, CSAC provided an indemnity to Park South and each of its affiliates and their respective officers, directors, members and other specified persons, or the Park South Indemnified Parties, from losses, damages and other similar liabilities incurred by the Park South Indemnified Parties due to the breach of, or inaccuracy in, certain fundamental representations in the Purchase Agreement or relating to the tender offer conducted by CSAC to acquire one hundred percent of the CS Park View Shares prior to entering into the Purchase Agreement.

On September 30, 2016, following the entry into the Purchase Agreement and completion of the CS Park View Share acquisition, Park South effected a name change of CS Park View to Park South, Inc. and also effected a statutory conversion of CS Park View from a Maryland corporation to a Maryland limited liability company to achieve certain CS Park View-level tax benefits and efficiencies.

FINANCIAL STATEMENTS

The following consolidated financial statements of Credit Suisse Park View BDC, Inc. for the period ended June 30, 2016 (unaudited) and the year ended December 31, 2015 (audited) shall be included in the Prospectus:

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CREDIT SUISSE PARK VIEW BDC, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	June 30, 2016 (Unaudited)	December 31, 2015
Assets
Investments at fair value:
Non-controlled, non-affiliated investments (amortized cost of $283,992,825 and $332,480,856, respectively)	$279,517,539	$322,112,255
Controlled, affiliated investments (amortized cost of $17,388,460 and $15,626,459, respectively)	15,165,800	15,626,459
Total investments at fair value (amortized cost of $301,381,285 and $348,107,315, respectively)	294,683,339	337,738,714
Cash	6,981,141	6,578,741
Receivable for investments sold	187,119	155,023
Interest receivable	2,544,766	2,044,017
Deferred offering costs	—	375,000
Prepaid expenses and other assets	373,996	321,608
Total assets	$304,770,361	$347,213,103

Liabilities
Revolving credit facility (Note 10)	$97,000,000	$125,000,000
Deferred financing costs (net of accumulated amortization of $661,904 and $425,564, respectively) (Note 10)	(1,575,596)	(1,811,936)
Revolving credit facility, net	95,424,404	123,188,064
Management fee payable to affiliate (Note 5)	1,159,267	904,497
Incentive fee payable to affiliate (Note 5)	1,257,093	1,133,783
Interest payable (Note 10)	155,278	216,349
Directors fees payable	28,756	—
Accrued expenses and other liabilities	506,327	796,600
Total liabilities	$98,531,125	$126,239,293

Commitments and Contingencies (Note 14)

Net Assets
Common stock, par value $0.01 per share (23,468,463 and 23,453,847 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively)	$234,685	$234,538
Paid-in capital in excess of par value	242,401,890	242,272,590
Accumulated net realized gain (loss)	(27,617,715)	(8,603,104)
Undistributed (overdistributed) net investment income	(2,081,678)	(2,561,613)
Net unrealized depreciation on investments	(6,697,946)	(10,368,601)
Total net assets	$206,239,236	$220,973,810
Net asset value per share	$8.79	$9.42

See accompanying notes to consolidated financial statements (unaudited)

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CREDIT SUISSE PARK VIEW BDC, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Investment Income:
Non-controlled, non-affiliated investments:
Interest income	$7,821,116	$8,047,212	$15,885,795	$14,747,106
Other income	1,045,440	45,970	1,056,656	68,445
Controlled, affiliated investments:
Interest income	150,437	—	275,815	—
Total investment income	9,016,993	8,093,182	17,218,266	14,815,551

Expenses:
Management fees (Note 5)	1,352,918	1,236,785	2,806,216	2,401,166
Incentive fees (Note 5)	1,232,427	1,098,551	2,067,662	1,807,907
Interest and credit facility fees (Note 10)	1,096,630	689,610	2,332,955	1,272,997
Professional fees	308,333	235,400	638,333	426,500
Offering costs	—	375,000	375,000	375,000
Directors fees	19,500	16,500	39,000	36,250
Other expenses	300,943	244,593	552,677	490,577
Total expenses	4,310,751	3,896,439	8,811,843	6,810,397
Less management fee waived (Note 5)	(193,274)	(176,684)	(400,888)	(343,024)
Net expenses	4,117,477	3,719,755	8,410,955	6,467,373
Net investment income	4,899,516	4,373,427	8,807,311	8,348,178

Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss) from investments	(19,066,097)	(7,099,169)	(19,016,097)	(7,099,169)
Net realized gain (loss) from foreign currency transactions	347	—	1,486	—
Net change in unrealized appreciation (depreciation) from:
Non-controlled, non-affiliated investments	17,403,382	7,270,921	5,893,315	309,682
Controlled, affiliated investments	(2,222,660)	—	(2,222,660)	—
Net realized/unrealized gains (losses)	(3,885,028)	171,752	(15,343,956)	(6,789,487)
Net increase (decrease) in net assets resulting from operations	$1,014,488	$4,545,179	$(6,536,645)	$1,558,691
Per share information (basic and diluted):
Earnings per share (basic and diluted):	$0.04	$0.20	$(0.28)	$0.07
Net investment income per share (basic and diluted):	$0.21	$0.19	$0.38	$0.37
Weighted average shares outstanding:	23,462,998	23,237,559	23,459,524	22,783,342
Dividends declared per share	$0.195	$0.195	$0.355	$0.195

See accompanying notes to consolidated financial statements (unaudited)

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CREDIT SUISSE PARK VIEW BDC, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30,
	2016	2015
Increase (decrease) in net assets resulting from operations:
Net investment income	$8,807,311	$8,348,178
Net realized loss on investments	(19,014,611)	(7,099,169)
Net change in unrealized appreciation (depreciation) on investments	3,670,655	309,682
Net increase (decrease) in net assets resulting from operations	(6,536,645)	1,558,691

Dividends to shareholders from:
Net investment income	(8,327,376)	(4,536,432)
Total dividends to shareholders	(8,327,376)	(4,536,432)

Capital transactions:
Issuance of common shares (0 and 1,153,636 shares, respectively)	—	11,679,000
Issuance of common shares pursuant to dividend reinvestment plan (14,616 and 7,187 shares, respectively)	129,447	72,516
Net increase in net assets resulting from capital transactions	129,447	11,751,516
Total increase (decrease) in net assets	(14,734,574)	8,773,775
Net assets at beginning of period	220,973,810	226,142,353
Net assets at end of period (including undistributed (overdistributed) net investment income of $(2,081,678) and $10,310,530, respectively)	$206,239,236	$234,916,128

See accompanying notes to consolidated financial statements (unaudited)

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CREDIT SUISSE PARK VIEW BDC, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	For the Six Months Ended June 30,
	2016	2015
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(6,536,645)	$1,558,691
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net	(18,194,474)	(99,145,725)
Paid-in-kind interest income	(380,330)	(721,713)
Proceeds from sales of investments, net	46,896,055	31,354,605
Net realized (gain) loss on investments	19,014,799	7,099,169
Net change in unrealized (appreciation) depreciation on investments	(3,670,655)	(309,682)
Amortization of premium/accretion of discount on investments, net	(610,020)	(629,448)
Amortization of deferred financing costs	236,340	164,224
(Increase) decrease in operating assets:
Receivable for investments sold	(32,096)	(1,757,549)
Interest receivable	(500,749)	356,438
Due from Adviser	—	315,725
Prepaid expenses and other assets	(52,388)	56,852
Deferred offering costs	375,000	(1,125,000)
Increase (decrease) in outstanding liabilities:
Management fees payable to affiliate	254,770	70,322
Incentive fees payable to affiliate	123,310	(247,128)
Interest payable	(61,071)	163,210
Directors fees payable	28,756	30,250
Payable for organization and offering expenses	—	(567,904)
Accrued expenses and other liabilities	(290,273)	228,288
Net cash provided by (used in) operating activities	36,600,329	(63,106,375)
Cash flows from financing activities
Issuance of common stock	—	11,635,000
Borrowings on revolving credit facility	25,500,000	112,000,000
Repayments of credit facility	(53,500,000)	(35,000,000)
Financing costs	—	(1,187,500)
Dividend paid	(8,197,929)	(4,463,916)
Net cash provided by (used in) financing activities	(36,197,929)	82,983,584
Net increase (decrease) in cash	402,400	19,877,209
Cash and cash denominated in foreign currency at beginning of period	6,578,741	7,241,675
Cash and cash denominated in foreign currency at end of period	$6,981,141	$27,118,884
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$1,796,527	$600,302
Non-Cash financing activities:
Issuance of common shares	$—	$44,000
Issuance of common shares in connection with dividend reinvestment plan	$129,447	$72,516

See accompanying notes to consolidated financial statements (unaudited)

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CREDIT SUISSE PARK VIEW BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2016

Company(*)(#)(x)	Industry	Interest Rate(1)	Acquisition Date	Maturity	Par/Unit/ Partnership Interest Amount(2)	Amortized Cost(3)	Fair Value
Senior Secured Loans - 136.06%
First Lien/Senior Secured Loans - 70.71%
Adams Publishing Group, LLC	Media: Advertising, Printing & Publishing	L + 6.75% (7.75%) (1.00% floor)	11/9/2015	11/3/2020	$4,266,818	$4,180,789	$4,170,243
American Clinical Solutions LLC	Healthcare & Pharmaceuticals	L + 9.50% (10.50%) (1.00% floor)	6/11/2015	6/11/2020	9,409,000	9,291,202	9,267,865
CF Entertainment Inc.	Media: Diversified & Production	L+ 11.00% (12.00%) (1.00% floor)	9/5/2014	6/26/2020	17,181,250	17,062,334	17,009,438
Dodge Data & Analytics, LLC / Skyline Data News and Analytics, LLC	Construction & Building	L + 8.75% (9.75%) (1.00% floor)	11/4/2014	10/31/2019	10,462,120	10,309,056	10,331,344
Entrans International, LLC	Transportation: Cargo	L + 7.50% (8.50%) (1.00% floor)	6/22/2015	6/4/2020	13,593,750	13,474,447	12,227,734
Homeland HealthCare, LLC(4)	Healthcare & Pharmaceuticals	L + 7.00% (8.00%) (1.00% floor)	12/31/2015	1/5/2018	7,962,000	7,962,000	7,165,800
Infinity Sales Group, LLC	Services: Business	L + 10.50% (11.50%) (1.00% floor)	9/5/2014	11/21/2018	8,993,740	8,695,614	8,355,764
KPC Health Care, Inc.	Healthcare & Pharmaceuticals	L + 9.25% (10.25%) (1.00% floor)	8/28/2015	8/28/2020	9,916,340	9,613,923	9,585,100
Labvantage Solutions Inc.	High Tech Industries	L + 8.00% (9.00%) (1.00% floor)	12/29/2015	12/29/2020	4,937,500	4,848,625	4,838,750
Labvantage Solutions Ltd. (EUR)(5)	High Tech Industries	E + 8.00% (9.00%) (1.00% floor)	12/29/2015	12/29/2020	€4,523,218	4,878,370	4,893,318
Lift Brands, Inc.	Services: Consumer	L + 7.50% (8.50%) (1.00% floor)	5/19/2015	12/23/2019	9,677,419	9,639,445	9,483,871
Pacific Coast Holding Investment LLC	Healthcare & Pharmaceuticals	L + 9.70% (11.70%) (2.00% floor)	3/4/2016	2/14/2017	5,250,000	5,195,959	5,171,250
Petroflow Energy Corporation(6)	Energy: Oil & Gas	L + 8.00% (9.00%) (1.00% floor)	6/29/2016	6/29/2019	4,800,000	4,474,498	4,474,285
Sequoia Healthcare Management, LLC	Healthcare & Pharmaceuticals	12.00% and (4.00% PIK) (16.00%)	9/5/2014	7/17/2019	6,784,810	6,696,427	6,649,114
Spinal USA, Inc.	Healthcare & Pharmaceuticals	L + 9.50% (10.50%) (1.00% floor)	1/22/2015	1/21/2020	12,312,500	12,191,868	12,068,743
Spinal USA, Inc. (Tack-on)	Healthcare & Pharmaceuticals	10.50% PIK	5/19/2016	7/21/2020	124,950	124,950	123,700
Worley Claims Services, LLC	Services: Business	L + 8.00% (9.00%) (1.00% floor)	10/31/2014	10/31/2020	20,217,761	20,037,678	20,015,583
Total First Lien/Senior Secured Loans						$148,677,185	$145,831,902

First Lien/Last-Out Unitranche - 45.19%
AbelConn, LLC / CBT Technology, LLC / SIE Computing Solutions, LLC(7)	Aerospace & Defense	L + 8.50% (9.50%) (1.00% floor)	9/5/2014	7/17/2019	$22,824,752	$22,543,507	$22,448,026
AMPORTS, Inc.(7)	Automotive	L + 5.00% (6.00%) (1.00% floor)	9/5/2014	5/19/2020	19,100,000	19,100,000	18,718,000

See accompanying notes to consolidated financial statements (unaudited)

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CREDIT SUISSE PARK VIEW BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)

JUNE 30, 2016

Company(*)(#)(x)	Industry	Interest Rate(1)	Acquisition Date	Maturity	Par/Unit/ Partnership Interest Amount(2)	Amortized Cost(3)	Fair Value
Senior Secured Loans - (continued) 136.06%
First Lien/Last-Out Unitranche - (continued) 45.19%
Forbes Media LLC(7)	Media: Advertising, Printing & Publishing	L + 6.75% (7.75%) (1.00% floor)	9/12/2014	9/12/2019	$15,000,000	$14,820,964	$14,773,978
Ipsen International GmbH(5)(7)	Capital Equipment	L + 8.00% (9.00%) (1.00% floor)	2/23/2015	9/30/2019	1,489,947	1,478,853	1,475,048
Ipsen, Inc.(7)	Capital Equipment	L+ 7.00% (8.00%) (1.00% floor)	2/23/2015	9/30/2019	8,095,238	8,035,241	8,014,286
ITC Service Group ACQ LLC(7)	High Tech Industries	L + 9.50% (10.00%) (0.50% floor)	5/24/2016	5/23/2021	11,250,000	10,940,858	10,940,625
NWN Acquisition Holding Co LLC(7)	High Tech Industries	L + 9.00% (10.00%) (1.00% floor)	10/16/2015	10/16/2020	17,171,875	16,867,272	16,828,437
Total First Lien/Last-Out Unitranche						$93,786,695	$93,198,400
Second Lien/Senior Secured Loans - 20.16%
Conisus, LLC	Services: Business	L + 8.75% (9.75%) (1.00% floor)	6/23/2015	6/23/2021	$11,750,000	$11,750,000	$11,515,000
Encapsys, LLC	Chemicals, Plastics & Rubber	L + 10.00% (11.00%) (1.00% floor)	8/3/2015	3/3/2021	11,165,000	11,018,591	10,997,525
Mississippi Sand, LLC	Metals & Mining	L + 10.00% (11.00%) (1.00% floor)	11/21/2014	11/21/2019	12,750,000	12,529,020	11,475,000
TexOak Petro Holdings LLC(8)(16)	Energy: Oil & Gas	8.00% PIK	6/29/2016	12/29/2019	6,500,522	1,625,130	1,625,130
TouchTunes Interactive Networks, Inc	Hotel, Gaming & Leisure	L + 8.25% (9.25%) (1.00% floor)	6/18/2015	5/29/2022	6,000,000	5,935,596	5,977,500
Total Second Lien/Senior Secured Loans						$42,858,337	$41,590,155
Total Senior Secured Loans						$285,322,217	$280,620,457
Partnership Interest - 6.82%
Encapsys, LLC (Class A Units)(9)(10)	Chemicals, Plastics & Rubber	Partnership Interest			10,000	$1,000,000	$1,000,000
Homeland HealthCare, LLC(4)(10)(11)	Healthcare & Pharmaceuticals	Partnership Interest			750	9,426,460	8,000,000
Mooregate ITC Acquisition, LLC(10)(12)	High Tech Industries	Partnership Interest			500	500,000	500,000
NS NWN Acquisition, LLC(10)(13)	High Tech Industries	Partnership Interest			346	348,803	348,803
NSG Co-Invest (Bermuda) LP(5)(10)(14)	Consumer Goods: Non-Durable	Partnership Interest			1,575	1,093,483	1,000,010
Speed Commerce Investment Part LLC Units(10)(15)	High Tech Industries	Partnership Interest			629	3,376,253	2,900,000
Texoak Petro Holdings LLC Common Stock Unit(8)(10)	Energy: Oil & Gas	Partnership Interest			60,000	314,069	314,069
Total Partnership Interest						$16,059,068	$14,062,882
Total Investments						$301,381,285	$294,683,339

See accompanying notes to consolidated financial statements (unaudited)

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CREDIT SUISSE PARK VIEW BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)

JUNE 30, 2016

•	Each of our investments or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Capital One, N.A Branch (see Note 10).
(#)	We generally acquire our investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Our investments are, therefore, generally subject to certain limitations on resale and may be deemed to be “restricted securities” under the Securities Act.
(x)	The Company invests in illiquid securities, including debt and equity investments, of middle-market companies, unless otherwise noted.
(1)	Current interest rate in effect as of June 30, 2016.
(2)	Denominated in U.S. dollar unless otherwise noted.
(3)	The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, as applicable, on debt investments using the effective interest method. The tax cost of the Company’s investments as of June 30, 2016, approximates their amortized cost.
(4)	Under the 1940 Act, the portfolio company is deemed to be both an “Affiliated Person” of and “Control,” as such terms are defined in the 1940 Act, as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. Transactions during the 6 months ended June 30, 2016 in which the Company was an Affiliated Person of and was deemed to Control a portfolio company is as follows:

Company	Type of Asset	Amount of Interest and Other Income	Beginning Fair Value December 31, 2015	Gross Additions	Gross Reductions	Realized Gain/ (Loss)	Change in Unrealized Gain/ (Loss)	Fair Value June 30, 2016
Homeland HealthCare, LLC	First Lien/Senior Secured Loan	$275,875	$6,200,000	$1,762,000	—	—	$(796,200)	$7,165,800
Homeland HealthCare, LLC	Partnership Interest	—	$9,426,459	—	—	—	$(1,426,459)	$8,000,000
Total Control Investments		$275,875	$15,626,459	$1,762,000	—	—	$(2,222,659)	$15,165,800

(5)	This portfolio company is a non-U.S. issuer and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time of such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(6)	Petroflow Energy Corporation’s margins above 3.00% can be paid-in-kind at the option of the borrower.
(7)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional amounts as a result of an arrangement between the Company and other lenders in any syndication.
(8)	These investments are stapled together for trading purposes, which may impact the Company’s ability to dispose of them.
(9)	Encapsys, LLC is held through Clocktower Rise, LLC, a wholly-owned taxable subsidiary.
(10)	Non-income producing security.
(11)	Homeland HealthCare, LLC is held through Clocktower Home, LLC, a wholly-owned taxable subsidiary.
(12)	Mooregate ITC Acquisition, LLC is held through Clocktower ITC, LLC, a wholly-owned taxable subsidiary.
(13)	NS NWN Acquisition, LLC is held through Clocktower NWN, LLC.
(14)	NSG Co-Invest (Bermuda) LP is held through Clocktower North, LLC.
(15)	Speed Commerce Investment Part LLC Units is held through Clocktower Speed, LLC.
(16)	This investment was on non-accrual status as of June 30, 2016.

E - EURIBOR (Euro Interbank Offered Rate)

EUR - Euro; local currency investment denominated in Euros.

L - Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either London Interbank Offered Rate (“LIBOR”) (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which reset periodically based on the terms of the loan agreement.

PIK - Payment In-Kind interest

See accompanying notes to consolidated financial statements (unaudited)

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CREDIT SUISSE PARK VIEW BDC, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

Company*(#)	Industry	Interest Rate(2)	Acquisition Date	Maturity	Par/Unit/ Partnership Interest Amount(3)	Amortized Cost(4)	Fair Value
Senior Secured Loans - 147.40%
First Lien/Senior Secured Loans - 79.78%
Adams Publishing Group, LLC	Media: Advertising, Printing & Publishing	L + 6.75% (7.75%) (1.00% floor)	11/9/2015	11/3/2020	$4,875,000	$4,780,153	$4,777,500
American Clinical Solutions LLC	Healthcare & Pharmaceuticals	L + 9.50% (10.50%) (1.00% floor)	6/11/2015	6/11/2020	9,750,000	9,616,403	9,603,750
CF Entertainment Inc.	Media: Diversified & Production	L+ 11.00% (12.00)% (1.00% floor)	9/5/2014	6/26/2020	17,268,750	17,132,209	17,096,063
Dodge Data & Analytics, LLC / Skyline Data News and Analytics, LLC	Construction & Building	L + 8.75% (9.75%) (1.00% floor)	11/4/2014	10/31/2019	10,612,120	10,438,861	10,479,469
Entrans International, LLC	Transportation: Cargo	L + 7.50% (8.50%) (1.00% floor)	6/22/2015	6/4/2020	14,812,500	14,677,184	13,923,750
Gaming & Entertainment Management - Illinois LLC	Hotel, Gaming & Leisure	L + 9.00% (10.00%) (1.00% floor)	5/22/2015	11/22/2020	16,003,448	15,962,491	16,003,448
Homeland HealthCare, LLC(1)	Healthcare & Pharmaceuticals	L + 7.00% (8.00%) (1.00% floor)	12/31/2015	1/5/2018	6,200,000	6,200,000	6,200,000
Infinity Sales Group, LLC	Services: Business	L + 10.50% (11.50%) (1.00% floor)	9/5/2014	11/21/2018	8,993,740	8,656,490	8,544,053
KPC Health Care, Inc.	Healthcare & Pharmaceuticals	ABR(12) + 8.25% (11.75%)	8/28/2015	8/28/2020	10,723,259	10,494,895	10,481,985
Labvantage Solutions Inc.	High Tech Industries	L + 9.50% (10.50%) (1.00% floor)	12/29/2015	12/29/2020	5,000,000	4,900,107	4,900,000
Labvantage Solutions Ltd.(13) (EUR)	High Tech Industries	L + 9.50% (10.50%) (1.00% floor)	12/29/2015	12/29/2020	€4,580,474	4,930,006	4,874,231
Land Holdings I, LLC	Hotel, Gaming & Leisure	12.00%	6/17/2015	6/26/2019	10,000,000	10,000,000	10,000,000
Lift Brands, Inc.	Services: Consumer	L + 7.50% (8.50%) (1.00% floor)	5/19/2015	12/23/2019	9,806,452	9,763,361	9,757,419
Petroflow Energy Corporation and TexOak Energy - Project 1C, LLC(5)	Energy: Oil & Gas	L + 8.00% (12.00%) (1.00% floor and 3.00% PIK)	9/5/2014	7/31/2017	15,684,886	15,364,043	10,383,597
Sequoia Healthcare Management, LLC	Healthcare & Pharmaceuticals	12.00% and (4.00% PIK) (16.00%)	9/5/2014	7/17/2019	6,915,076	6,811,709	6,776,775
Spinal USA, Inc.	Healthcare & Pharmaceuticals	L + 9.50% (10.50%) (1.00% floor)	1/22/2015	1/21/2020	12,375,000	12,375,000	12,375,000
Worley Claims Services, LLC	Services: Business	L + 8.00% (9.00%) (1.00% floor)	10/31/2014	10/31/2020	20,320,087	20,123,253	20,116,886
Total First Lien/Senior Secured Loans						$182,226,165	$176,293,926

See accompanying notes to consolidated financial statements (unaudited).

10

CREDIT SUISSE PARK VIEW BDC, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

Company*(#)	Industry	Interest Rate(2)	Acquisition Date	Maturity	Par/Unit/ Partnership Interest Amount(3)	Amortized Cost(4)	Fair Value
Senior Secured Loans - (continued) 147.40%
First Lien/Last-Out Unitranche - 49.13%
AbelConn, LLC / CBT Technology, LLC / SIE Computing Solutions, LLC(6)	Aerospace & Defense	L + 8.50% (9.50%) (1.00% floor)	9/5/2014	7/17/2019	$23,681,313	$23,352,987	$23,286,168
AMPORTS, Inc.(6)	Automotive	L + 5.00% (6.00%) (1.00% floor)	9/5/2014	5/19/2020	19,100,000	19,100,000	19,100,000
Evanta Ventures, Inc./ Sports Leadership Institute, Inc.(6)	Services: Business	L + 5.90% (6.90%) (1.00% floor)	12/23/2014	12/23/2019	15,200,000	15,012,086	14,972,000
Forbes Media LLC(6)	Media: Advertising, Printing & Publishing	L + 6.75% (7.75%) (1.00% floor)	9/12/2014	9/12/2019	15,000,000	14,795,661	14,762,282
Ipsen International GmbH(6)(13)	Capital Equipment	L + 8.00% (9.00%) (1.00% floor)	2/23/2015	9/30/2019	1,752,381	1,737,650	1,734,857
Ipsen, Inc.(6)	Capital Equipment	L+ 7.00% (8.00%) (1.00% floor)	2/23/2015	9/30/2019	8,095,238	8,027,357	8,014,286
NWN Acquisition Holding Co LLC(6)	High Tech Industries	L + 9.00% (10.00%) (1.00% floor)	10/16/2015	10/16/2020	17,390,625	17,055,779	17,042,812
Speed Commerce Inc.(5)(6)(7)	High Tech Industries	16.5% PIK	11/21/2014	11/21/2019	12,546,438	12,451,534	8,782,507
Speed Commerce Inc. (Tack-on)(5)(6)(7)	High Tech Industries	16.5% PIK	10/6/2015	11/21/2019	958,571	958,571	862,714
Total First Lien/Last-Out Unitranche						$112,491,625	$108,557,626
Second Lien/Senior Secured Loans - 18.49%
Conisus, LLC	Services: Business	L + 10.25% (11.25%) (1.00% floor)	6/23/2015	6/23/2021	$11,750,000	$11,750,000	$11,750,000
Encapsys, LLC	Chemicals, Plastics & Rubber	L + 10.00% (11.00%) (1.00% floor)	8/3/2015	3/3/2021	11,165,000	11,007,252	10,997,525
Mississippi Sand, LLC	Metals & Mining	L + 10.00% (11.00%) (1.00% floor)	11/21/2014	11/21/2019	13,125,000	12,871,878	12,206,250
TouchTunes Interactive Networks, Inc	Hotel, Gaming & Leisure	L + 8.25% (9.25%) (1.00% floor)	6/18/2015	5/29/2022	6,000,000	5,931,753	5,910,000
Total Second Lien/Senior Secured Loans						$41,560,883	$40,863,775
Total Senior Secured Loans						$336,278,673	$325,715,327
Partnership Interest - 5.44%
Encapsys, LLC (Class A Units)(8)(10)	Chemicals, Plastics & Rubber	Partnership Interest			10,000	$1,000,000	$1,000,000
Homeland HealthCare, LLC(1)(8)(9)	Healthcare & Pharmaceuticals	Partnership Interest			750	9,426,459	9,426,459

See accompanying notes to consolidated financial statements (unaudited).

11

CREDIT SUISSE PARK VIEW BDC, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

Company*(#)	Industry	Interest Rate(2)	Acquisition Date	Maturity	Par/Unit/ Partnership Interest Amount(3)	Amortized Cost(4)	Fair Value
Partnership Interest - (continued) 5.44%
NSG Co-Invest (Bermuda) LP(8)(11)(13)	Consumer Goods: Non-Durable	Partnership Interest			1,521	$1,053,380	$1,248,125
NS NWN Acquisition, LLC	High Tech Industries	Partnership Interest			346	348,803	348,803
Total Partnership Interest						$11,828,642	$12,023,387
Total Investments						$348,107,315	$337,738,714

*	Each of our investments or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Capital One, N.A. Branch (see Note 10).
(#)	We generally acquire our investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Our investments are, therefore, generally subject to certain limitations on resale and may be deemed to be “restricted securities” under the Securities Act.
(1)	Under the 1940 Act, the portfolio company is deemed to be both an “Affiliated Person” of and “Control,” as such terms are defined in the 1940 Act, this portfolio company, as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. Transactions during the 12 months ended December 31, 2015 in which the Company was an Affiliated Person of and was deemed to Control a portfolio company is as follows:

Company	Type of Asset	Amount of Interest and Other Income	Beginning Fair Value December 31, 2014	Gross Additions(a)	Gross Reductions(b)	Realized Gain/ (Loss)	Change in Unrealized Gain/ (Loss)	Fair Value December 31, 2015
Homeland HealthCare, LLC	First Lien/Senior Secured Loan	—	$9,454,080	$6,200,000	$9,454,080	$—	$—	$6,200,000
Homeland HealthCare, LLC	Partnership Interest	—	—	9,426,459	—	—	—	$9,426,459
Total Control Investments		$—	$9,454,080	$15,626,459	$9,454,080	$—	$—	$15,626,459

(a)	Gross additions include increases in the cost basis of investments resulting from the December 30, 2015 restructuring of the portfolio company and the addition of partnership interest in the portfolio company.
(b)	Gross reductions include decreases in the cost basis of investments resulting from the December 30, 2015 restructuring of the portfolio company.

(2)	Current interest rate in effect as of December 31, 2015.
(3)	Denominated in U.S. dollar unless otherwise noted.
(4)	The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, as applicable, on debt investments using the effective interest method. The tax cost of the Company’s investments as of December 31, 2015, approximates their amortized cost.
(5)	The investment was on non-accrual status as of December 31, 2015.
(6)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional amounts as a result of an arrangement between the Company and other lenders in any syndication.
(7)	The senior secured loan for Speed Commerce Inc. was amended on May 11, 2015 to include among other terms, the ability for the borrower to elect to pay interest in kind (PIK) at an annual rate of 16.5% through December 31, 2015.
(8)	Non-income producing security.
(9)	Homeland HealthCare, LLC is held through Clocktower Home, LLC, a wholly-owned taxable subsidiary.
(10)	Encapsys, LLC is held through Clocktower Rise, LLC, a wholly-owned taxable subsidiary.
(11)	NSG Co-Invest (Bermuda) LP is held through Clocktower North, LLC.
(12)	ABR- Alternate Base Rate (3.5%)
(13)	This portfolio company is a non-U.S. corporation and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time of such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

EUR - Euro; local currency investment denominated in Euros.

L - Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either London Interbank Offered Rate (“LIBOR”) (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which reset periodically based on the terms of the loan agreement.

PIK - Payment In-Kind

See accompanying notes to consolidated financial statements (unaudited).

12

CREDIT SUISSE PARK VIEW BDC, INC.

Notes to Consolidated Financial Statements

June 30, 2016 (Unaudited)

1.	Organization

Credit Suisse Park View BDC, Inc. (the “Company”) was initially organized as Credit Suisse Corporate Credit Solutions, LLC, a single member Delaware limited liability company, on August 5, 2014 and commenced operations on September 5, 2014 with Credit Suisse Alternative Capital, LLC (“CSAC”), an indirect, wholly owned subsidiary of Credit Suisse Group AG (“Credit Suisse”) as its sole member. On January 30, 2015, the Company converted to a Maryland corporation and changed its name to Credit Suisse Park View BDC, Inc. (the “Conversion”). On February 2, 2015, the Company elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We intend to elect to be treated for U.S. federal income tax purposes, and have qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

In connection with the Conversion, all common units were converted to common shares at a ratio of 1.0 common share to 1.0 unit. Accordingly, earnings and other per unit data in the accompanying consolidated financial statements and related notes give retroactive effect to the Conversion.

The Company was formed primarily to lend to and selectively invest in middle-market companies in the United States. The Company’s investment objective is to generate current income and to a lesser extent, capital appreciation through debt and equity investments. The Company invests in secured debt (including first and second lien senior loans), unsecured debt (including mezzanine debt), and to a lesser extent, equity securities of middle-market U.S. companies.

The Company formed a series of Delaware limited liability companies as wholly-owned subsidiaries to hold certain of its investments. The financial statements of these entities are consolidated into the financial statements of the Company. All significant intercompany balances and transactions have been eliminated through consolidation.

Credit Suisse Asset Management, LLC (“CSAM” or the “Adviser”), an indirect, wholly-owned subsidiary of Credit Suisse, is the investment adviser of the Company pursuant to an investment advisory agreement (the “Advisory Agreement”). CSAM is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

As a BDC, the Company is required to comply with certain regulatory requirements. For instance, as a BDC, the Company must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of total assets are qualifying assets. Qualifying assets include investments in “eligible portfolio companies” as defined under the 1940 Act. Under the 1940 Act, the term “eligible portfolio company” includes all domestic operating companies that are (i) private operating companies, and (ii) operating companies whose securities are not listed on a national securities exchange, and certain public operating companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million.

2.	Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements are expressed in U.S. dollars and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and include the accounts of the Company and its wholly-owned subsidiaries. The Company is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Such amounts could differ from those estimates and such differences could be material. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included.

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The accompanying financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on quarterly reports on Form 10-Q and Article 10 of Regulation S-X under the Securities Exchange Act of 1934, as amended. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are not required for interim reporting and are omitted. In the opinion of management, the unaudited interim financial results included herein contain all adjustments and reclassifications that are necessary for the fair presentation of financial statements for the periods included herein. These financial statements should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2015, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on March 1, 2016.

Consolidation

In accordance with Regulation S-X Article 6.03 and ASC Topic 810 – Consolidation, the Company generally will not consolidate its interest in any operating company other than in investment company subsidiaries, certain financing subsidiaries, and controlled operating companies substantially all of whose business consists of providing services to the Company.

Investment Transactions

The Company records investment transactions purchased on a secondary basis on the trade date. Loan originations are recorded on the date of the binding commitments, which is generally the funding date. Investments purchased on a when-issued or delayed delivery basis may settle a month or more from the trade date. Such investments are subject to market fluctuations during this period.

Investments

The Company carries its investments at fair value. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations, or alternative price sources. In the absence of quoted market prices, broker or dealer quotations, or alternative price sources, investments are measured at fair value by the Adviser and reviewed and approved in good faith by the Board of Directors.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See note 4 “Fair Value Measurements.”

The Company generally invests in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s investments in portfolio companies. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations.

14

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplate a multi-step valuation process each quarter, as described below:

•	the Company’s valuation process will begin with each portfolio company or investment being valued preliminarily by the Adviser with such valuation taking into account the financial performance of the portfolio company or investment, feedback from management on the portfolio company’s operations, general market conditions and other factors. This preliminary valuation conclusion will then be submitted on a quarterly basis to an independent valuation firm engaged by the Board of Directors to provide an opinion on a final range of values for each portfolio company or investment;

•	once preliminary valuations have been reviewed and vetted, they will be submitted to the Adviser’s valuation committee (the “Valuation Committee”) for discussion and final documentation;

•	the Valuation Committee will review these valuations, and, if applicable, will respond and supplement the preliminary valuation to reflect any of their comments; and

•	the Adviser will present the Valuation Committee’s recommendations to the Board of Directors for its review and approval.

Fiscal Year End

The Company’s fiscal year ends on December 31.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts and premiums to par value on securities purchased are accreted or amortized into interest income over the contractual life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are made current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Some of our investments may have contractual payment in kind (“PIK”) interest. PIK interest computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest receivable (reflecting such amounts as the basis in the additional securities received). PIK interest generally becomes due at the maturity of the investment or upon the investment being called by the issuer. At the point that management believes PIK interest is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is reversed from the related receivable through interest income, respectively. PIK interest previously capitalized is not reversed. Upon capitalization, PIK interest is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if management again believes that PIK interest is expected to be realized.

15

Other Income

From time to time, the Company may receive fees for services provided to portfolio companies by the Adviser. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but generally include syndication, structuring or diligence fees, and fees for providing managerial assistance to our portfolio companies.

In certain instances, where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, all or a portion of any loan fees received by the Company in such situations will be deferred and amortized over the life of the investment using the effective interest method.

Dividend income, if any, is recognized on an accrual basis to the extent the Company expects to collect such amount.

Net Realized Gain or Loss and Net Change in Unrealized Gain or Loss

We generally measure realized gain or loss by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. The net change in unrealized gain or loss reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized gain or loss, when gains or losses are realized.

Reimbursement of Transaction-Related Expenses

The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are expected to be reimbursed by third-parties, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The cost of successfully completed investments not otherwise reimbursed are borne by the Company and included as a component of the investment’s cost basis. Subsequent to closing, investments are recorded at fair value at each reporting period.

Cash advances received in respect of transaction-related expenses are recorded as cash and cash equivalents with an offset to other liabilities or payables to affiliates. Such other liabilities or payables to affiliates are relieved as reimbursable expenses are incurred.

Financial and Derivative Instruments

The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result the Company presents changes in fair value through current period earnings.

In the normal course of business, the Company has commitments and risks resulting from its investment transactions, which may include those involving derivative instruments. Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. While the notional amount gives some indication of the Company’s volume of derivative trading activity, it generally is not exchanged, but is only used as the basis on which interest and other payments are exchanged. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Company manages these risks on an aggregate basis as part of its risk management policies. The number of warrants as listed on the Schedule of Investments is an indication of the average open contracts held through the period.

Cash and Cash Equivalents

Cash and cash equivalents may consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value. The Company deposits its cash and cash equivalents with a highly-rated banking institution and, at times, cash deposits may exceed the insured limits under applicable laws.

16

Deferred Financing Costs

Financing costs for the Credit Agreement (as defined in note 10) are capitalized and amortized over the life of the related debt instrument using the straight-line method.

Income Taxes

The Company intends to elect to be treated for U.S. federal income tax purposes, and has qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2015. So long as the Company continues to qualify as a RIC, it generally will not pay corporate-level U.S. federal income taxes or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as distributions. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the financial statements of the Company. The tax characteristics of all distributions will be reported to stockholders on Form 1099 after the end of the calendar year.

Three of the Company’s wholly-owned subsidiaries, Clocktower Home, LLC, Clocktower ITC, LLC, and Clocktower Rise, LLC, have elected to be taxable entities (the “Taxable Subsidiaries”) for U.S. federal income tax purposes and, as such, may generate an income tax liability.

Prior to January 30, 2015, the Company was a disregarded entity for U.S. federal income tax purposes. Accordingly, no provision for federal, state or local income taxes has been provided. Prior to January 1, 2015, the non-managing member of the Company is liable for income taxes, if any, on its share of the Company’s taxable income.

The Adviser evaluates tax positions taken or expected to be taken in the course of preparing the Company’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Company level not deemed to meet the “more-likely-than-not” threshold would be recorded as an expense in the current year. The Adviser’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company has concluded that it does not have any uncertain tax positions that meet the recognition or measurement criteria of ASC 740 for the current period.

3.	Investments

Investments consisted of the following:

	June 30, 2016 (Unaudited)
Investment Type	Cost	Fair Value
First Lien/Senior Secured Loans	$148,677,185	$145,831,902
First Lien/Last-Out Unitranche	93,786,695	93,198,400
Second Lien/Senior Secured Loans	42,858,337	41,590,155
Partnership Interest	16,059,068	14,062,882
Total Investments	$301,381,285	$294,683,339

	December 31, 2015
Investment Type	Cost	Fair Value
First Lien/Senior Secured Loans	$182,226,165	$176,293,926
First Lien/Last-Out Unitranche	112,491,625	108,557,626
Second Lien/Senior Secured Loans	41,560,883	40,863,775
Partnership Interest	11,828,642	12,023,387
Total Investments	$348,107,315	$337,738,714

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The industry composition of the portfolio at fair value was as follows:

Industry	June 30, 2016 (Unaudited)
Aerospace & Defense	7.62%
Automotive	6.35
Capital Equipment	3.22
Chemicals, Plastics & Rubber	4.07
Construction & Building	3.51
Consumer Goods: Non-Durable	0.34
Energy: Oil & Gas	2.18
Healthcare & Pharmaceuticals	19.69
High Tech Industries	14.00
Hotel, Gaming & Leisure	2.03
Media: Advertising, Printing & Publishing	6.43
Media: Diversified & Production	5.77
Metals & Mining	3.89
Services: Business	13.53
Services: Consumer	3.22
Transportation: Cargo	4.15
Total	100.00%

Industry	December 31, 2015
Aerospace & Defense	6.90%
Automotive	5.66
Capital Equipment	2.89
Chemicals, Plastics & Rubber	3.55
Construction & Building	3.10
Consumer Goods: Non-Durable	0.37
Energy: Oil & Gas	3.07
Healthcare & Pharmaceuticals	16.24
High Tech Industries	10.90
Hotel, Gaming & Leisure	9.45
Media: Advertising, Printing & Publishing	5.79
Media: Diversified & Production	5.06
Metals & Mining	3.61
Services: Business	16.40
Services: Consumer	2.89
Transportation: Cargo	4.12
Total	100.00%

4.	Fair Value Measurements

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing our investments include, as relevant: (i) available current market data, including relevant and applicable market trading and transaction comparables, (ii) applicable market yields and multiples, (iii) security covenants, (iv) call protection provisions, (v) the nature and realizable value of any collateral, (vi) the portfolio company’s ability to make payments, (vii) its earnings and discounted cash flows, (viii) the markets in which the portfolio company does business, (ix) comparisons of financial ratios of peer companies that are public, and (x) mergers and acquisitions comparables and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

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The Company follows ASC 820, Fair Value Measurement, (“ASC 820”) for measuring the fair value of investments in portfolio companies. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•	Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

•	Level 2—Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third-parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

•	Level 3—Valuations based on significant inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company employs the valuation policy approved by the Board of Directors that is consistent with ASC 820 (see note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value, in good faith.

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The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of June 30, 2016 and December 31, 2015:

Fair Value Hierarchy at June 30, 2016 (Unaudited)

Investment Type	Level 1	Level 2	Level 3	Total
First Lien/Senior Secured Loans	$—	$—	$145,831,902	$145,831,902
First Lien/Last-Out Unitranche	—	—	93,198,400	93,198,400
Second Lien/Senior Secured Loans	—	5,977,500	35,612,655	41,590,155
Partnership Interest	—	—	14,062,882	14,062,882
Total	$—	$5,977,500	$288,705,839	$294,683,339

Fair Value Hierarchy at December 31, 2015

Investment Type	Level 1	Level 2	Level 3	Total
First Lien/Senior Secured Loans	$—	$—	$176,293,926	$176,293,926
First Lien/Last-Out Unitranche	—	—	108,557,626	108,557,626
Second Lien/Senior Secured Loans	—	5,910,000	34,953,775	40,863,775
Partnership Interest	—	—	12,023,387	12,023,387
Total	$—	$5,910,000	$331,828,714	$337,738,714

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2016:

	For the Six Months Ended June 30, 2016 (Unaudited)
	First Lien/Senior Secured Loans	First Lien/ Last-Out Unitranche	Second Lien/Senior Secured Loans	Partnership Interest	Total
Balance as of December 31, 2015	$176,293,926	$108,557,626	$34,953,775	$12,023,387	$331,828,714
Purchase of investments, net(1)	6,719,372	10,935,000	1,625,130	4,230,425	23,509,927
Proceeds from sales of investments, net(1)	(31,939,778)	(19,896,730)	(375,000)	-	(52,211,508)
Interest-income paid-in-kind investments	380,330	-	-	-	380,330
Amortization of premium/accretion of discount on investments, net	283,975	285,598	36,604	-	606,177
Net realized gain/(loss) on investments	(8,992,879)	(10,028,797)	6,877	-	(19,014,799)
Net change in unrealized appreciation (depreciation) on investments	3,086,956	3,345,703	(634,731)	(2,190,930)	3,606,998
Balance as of June 30, 2016	$145,831,902	$93,198,400	$35,612,655	$14,062,882	$288,705,839
Net change in unrealized depreciation from level 3 investments still held as of June 30, 2016	$(1,852,533)	$(459,267)	$(634,731)	$(2,190,930)	$(5,137,461)

(1)	Purchases may include securities received in corporate actions and PIK. Sales and Settlements may include securities delivered in corporate actions.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2015:

	For the Six Months Ended June 30, 2015 (Unaudited)
	Senior Secured Loans	Partnership Interest	Royalty Interest	Total
Balance as of December 31, 2014	$247,638,275	$998,300	$465,000	$249,101,575
Purchase of investments, net	93,163,144	55,080	-	93,218,224
Proceeds from investments, net	(31,354,605)	-	-	(31,354,605)
Interest-income paid-in-kind investments	721,713	-	-	721,713
Amortization of premium/accretion of discount on investments, net	628,918	-	-	628,918
Net realized gain/loss on investments	(7,099,169)	-	-	(7,099,169)
Net change in unrealized appreciation (depreciation) on investments	597,967	(3,379)	(349,375)	245,213
Balance as of June 30, 2015	$304,296,243	$1,050,001	$115,625	$305,461,869
Net change in unrealized depreciation from level 3 investments still held as of June 30, 2015	$(161,837)	$(3,379)	$(349,376)	$(514,592)

The Company typically determines the fair value of its performing debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to current contractual interest rates, relative maturities and other key terms and risks associated with an investment. Among other factors, a significant determination of risk is the amount of leverage used by the portfolio company relative to the total enterprise value of the portfolio company, and the rights and remedies of our investment within each portfolio company.

Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 investments primarily reflect current market yields, including indices, and readily available quotes from brokers, dealers, and pricing services as indicated by comparable assets and liabilities, as well as enterprise values and EBITDA multiplies of similar companies and comparable market transactions for equity services.

For the six months ended June 30, 2016 and six months ended June 30, 2015, there were no transfers in or out of Level 1, Level 2, or Level 3. The Company recognizes transfers between levels at the beginning of the period.

The following table shows the composition of the Company’s portfolio by unobservable inputs used to value the Company’s Level 3 investments and liabilities at June 30, 2016 and December 31, 2015. The table presents the ranges of significant unobservable inputs used to value the Company’s Level 3 investments and liabilities. These ranges represent the significant unobservable inputs that were used in the valuation of each type of Level 3 investment. The ranges of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one Level 3 investment:

Level 3 Unobservable inputs at June 30, 2016 (Unaudited)

Investment Type	Fair Value at June 30, 2016	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)	Impact to Valuation from an increase to input

First Lien/Senior Secured Loans	$145,831,902	Income Approach	Market Yield	8.90% - 18.50% (12.27%)	Decrease
First Lien/Last-Out Unitranche	93,198,400	Income Approach	Market Yield	8.87% - 16.25% (11.41%)	Decrease
Second Lien/Senior Secured Loans	35,612,655	Income Approach	Market Yield	10.92% - 16.95% (13.36%)	Decrease
Partnership Interest	14,062,882	Market Approach	LTM EBITDA	N/A	N/A
Total	$288,705,839

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Level 3 Unobservable inputs at December 31, 2015

Investment Type	Fair Value at December 31, 2015	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)	Impact to Valuation from an increase to input

First Lien/Senior Secured Loans	$176,293,926	Income Approach	Market Yield	8.00% - 18.39% (12.05%)	Decrease
First Lien/Last-Out Unitranche	108,557,626	Income Approach	Market Yield	9.09% - 13.21% (10.90%)	Decrease
Second Lien/Senior Secured Loans	34,953,775	Income Approach	Market Yield	11.24% - 15.56% (13.25%)	Decrease
Partnership Interest	12,023,387	Market Approach	LTM EBITDA	N/A	N/A
Total	$331,828,714

Any increases or decreases in any of the above unobservable inputs in isolation, including unobservable inputs used in deriving bid-ask spreads, if applicable, could result in a significantly lower or higher fair value measurement for such investments.

Other Financial Instruments

Revolving Credit Facility: The fair value of the Company’s revolving credit facility, which is categorized as Level 3 within the ASC 820 fair value hierarchy as of June 30, 2016 and December 31, 2015, respectively, approximates its carrying value as the outstanding balance is callable at carrying value.

Other Financial Assets and Liabilities: The carrying amounts of the Company’s assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities or their close proximity of the originations to the measurement date. Under the fair value hierarchy, cash and cash equivalents are classified as Level 1, while the Company’s other financial assets and liabilities, other than investments at fair value and debt, are classified as Level 2.

5.	Agreements and Related Party Transactions

Management Fee

On September 5, 2014, the Company entered into the Advisory Agreement with the Adviser, pursuant to which the Adviser manages the Company’s investment program and related activities. The Advisory Agreement was subsequently amended on December 2, 2014.

For the period from September 5, 2014 through December 31, 2015, the management fee is payable monthly in arrears at an annual rate of 1.75% of the Company’s average gross assets (excluding cash and cash equivalents, but including assets purchase with borrowed amounts) at the end of each of the two most recently completed calendar months. Effective January 1, 2016, the management fee is payable quarterly in arrears, at an annual rate of 1.75% of an amount equal to the average of the Company’s average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. However, until such time, if any, as the Company’s shares are listed on a national securities exchange (the “Listing”), the Adviser will waive its right to receive 0.25% of the Management Fee such that the annual rate at which the Management Fee is calculated is 1.50% of the Company’s average gross assets at the end of the two most recently completed calendar quarters. The Adviser will not have the right to recover any amounts waived. Such fee waiver will terminate if and when a Listing occurs. For the three and six months ended June 30, 2016, the Adviser earned $1,352,918 and $2,806,216 in Management Fees, respectively, net of $193,274 and $400,888, respectively, waived by the Adviser pursuant to the Advisory Agreement. For the three and six months ended June 30, 2015, the Adviser earned $1,236,785 and $2,401,166 in Management Fees, respectively, net of $176,684 and $343,024, respectively, waived by the Adviser pursuant to the Advisory Agreement. As of June 30, 2016 and December 31, 2015, respectively, $1,159,267 and $904,497, respectively, were payable to the Adviser.

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Incentive Fees

The incentive fee (“Incentive Fee”) is calculated pursuant to the Advisory Agreement and consists of two parts, as follows:

Income-Based Component: The Company pays the Adviser an Incentive Fee quarterly in arrears by reference to the Company’s aggregate pre-incentive fee net investment income, as adjusted, from the immediately preceding calendar quarter. The aggregate pre-incentive fee net investment income at the immediately preceding calendar quarter (the “Ordinary Income”), expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, will be compared to a “performance threshold” of 1.75% per quarter (7% annualized). “Ordinary Income” means consolidated interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees but excluding fees for providing significant managerial assistance) accrued by us during the calendar quarter, minus our operating expenses for the quarter (including the Management Fee, any expenses whether incurred directly by us or incurred by the Adviser on our behalf, including expenses under any Placement Agent Agreement and any administration agreement with an administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee (both on income and capital gains). Ordinary Income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), consolidated accrued income that we have not yet received in cash. Ordinary Income does not include any realized capital gains, realized capital losses or unrealized capital depreciation. Pre-incentive fee net investment income is net of all Company fees and expenses, including the Management Fee but excluding any Incentive Fee paid.

The Company pays the Adviser an Incentive Fee with respect to the Company’s Ordinary Income in each calendar quarter as follows:

a.	No Incentive Fee in any calendar quarter in which the Ordinary Income does not exceed the hurdle rate;
b.	100% of the Ordinary Income with respect to that portion of such Ordinary Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and
c.	20% of the amount of the Ordinary Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations are appropriately prorated for any period of less than three months and appropriately adjusted for any share issuances or repurchases during the current quarter.

For the three and six months ended June 30, 2016, the Adviser earned $1,232,427 and $2,067,662, respectively, in Incentive Fees. For the three and six months ended June 30, 2015, the Adviser earned $1,098,551 and $1,807,907, respectively, in Incentive Fees. As of June 30, 2016 and December 31, 2015, the Company has accrued incentive fees in the amount of $1,257,093 and $1,133,783, respectively.

Capital Gains-Based Component: At the end of each calendar year (or upon termination of the Advisory Agreement, as applicable), the Company will pay the Adviser, in arrears, an Incentive Fee equal to 20% of the difference, if positive, of the sum of the Company’s aggregate realized capital gains, if any, computed net of the Company’s aggregate realized capital losses, if any, and the Company’s aggregate unrealized capital depreciation, if any, in each case from the beginning of the Annual Period (defined below) until the end of such Annual Period. Unrealized capital gains are excluded from this calculation. Each period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of the Company’s first and last year, the appropriate portion thereof is referred to as an “Annual Period”. The capital gains-based Incentive Fee commenced with the 2014 annual period. For financial statement purposes, the second part of the incentive fee is accrued based upon 20% of cumulative net realized gains and net unrealized capital appreciation. For the three and six months ended June 30, 2016 and June 30, 2015, no accrual was required.

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Officers and Directors

Certain officers and a director of the Company are also officers and a director of Credit Suisse or its affiliates. These officers and director are paid no fees by the Company for serving as an officer or director of the Company.

For the three and six months ended June 30, 2016, the independent directors of the Company received $4,000 and $10,000, respectively, in compensation for services as an independent director of the Company. For the three and six months ended June 30, 2015, the independent directors of the Company received $4,000 and $6,000, respectively, in compensation for services as an independent director of the Company.

Administration and Custodian Agreement

The Company has entered into a co-administration agreement with the Adviser (the “Co-Administration Agreement”) and an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Adviser and/or the Administrator provides various accounting and administrative services to the Company. Administrative services may include maintenance of the Company’s books and records, processing of investor transactions, calculation of the net asset value and payments of the Company’s fees and expenses. To the extent that the Administrator outsources any of its functions, the Administrator will pay any compensation associated with such functions. The Administrator also serves as the Company’s custodian. For the three and six months ended June 30, 2016, the Company incurred expenses for services provided by the Administrator of $132,201 and $266,622, respectively. For the three and six months ended June 30, 2015, the Company incurred expenses for services provided by the Administrator of $129,314 and $239,509, respectively. As of June 30, 2016 and December 31, 2015, $73,737 and $326,050 remained payable, respectively, and is included within accrued expenses and other liabilities on the statements of assets and liabilities.

Transfer Agent Fees

Effective with the Conversion, American Stock Transfer & Trust Company, LLC became the Company’s transfer agent, distribution paying agent and registrar.

Related Parties

As of June 30, 2016 and December 31, 2015, CSAC, an affiliate of Credit Suisse owned 94% and 94% of the Company, respectively.

6.	Net Assets

On September 5, 2014, CSAC made an approximately $221.1 million capital contribution to the Company.

For the six months ended June 30, 2016, the Company issued the following shares through its monthly subscription process:

Month	Shares Issued	Per Share Net Asset Value	Subscription
March 31, 2015(1)	608,523	$10.09	$6,140,000
April 30, 2015	449,754	$10.15	$4,565,000
May 29, 2015	90,998	$10.22	$930,000
June 30, 2015	4,361	$10.09	$44,000
July 31, 2015	31,988	$10.16	$325,000
August 31, 2015	4,888	$10.23	$50,000
September 30, 2015	4,960	$10.08	$50,000
October 31, 2015	109,127	$10.08	$1,100,000
November 30, 2015	—	$10.01	$—
December 31, 2015	—	$9.42	$—
March 31, 2016	—	$8.94	$—
June 30, 2016	—	$8.79	$—

(1)	Commencement of offering on March 20, 2015.

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The Company’s authorized stock consists of 198,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share.

The Board of Directors has the authority to suspend our continuous public offering at any time.

7.	Dividends and Distributions

The Company intends to pay quarterly dividends to its common stockholders from its net income. Such dividends are accrued for and recorded on the pay-date. The amount to be paid out as a dividend is determined by the Board of Directors and is generally based upon the earnings estimated by the Adviser. Net realized long-term capital gains, if any, would be generally distributed at least annually. Through June 30, 2016, the Company paid the following dividends:

Rate per Share	Declaration Date	Record Date	Pay-Date
$0.1950	June 15, 2015	June 15, 2015	June 30, 2015
$0.2239	September 23, 2015	September 23, 2015	September 30, 2015
$0.4964	December 23, 2015	December 23, 2015	December 31, 2015
$0.1600	March 23, 2016	March 23, 2016	March 31, 2016
$0.1950	June 23, 2016	June 23, 2016	June 30, 2016

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any dividends declared in cash on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and declares a cash dividend, the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The number of newly issued shares is determined on the pay-date by dividing the aggregate dollar amount of the distribution by the net asset value per share as determined on or as of the applicable pay-date. For the six months ended June 30, 2016, the Company issued 14,616 shares under the dividend reinvestment plan.

8.	Earnings per Share

In accordance with the provisions of ASC Topic 260 – Earnings Per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of basic and diluted earnings per share for the three and six months ended June 30, 2016 and for the three and six months ended June 30, 2015.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Numerator for basic and diluted earnings per share - increase (decrease) in net assets from operations	$1,014,488	$4,545,179	$(6,536,645)	$1,558,691
Denominator for basic and diluted earnings per share - weighted average shares outstanding	23,462,998	23,237,559	23,459,524	22,783,342
Basic and diluted earnings per share	$0.04	$0.20	$(0.28)	$0.07

Diluted earnings per share equal basic earnings per share because there were no common stock equivalents outstanding during the periods presented.

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9.	Organization Costs and Offering Costs

Organization costs are expensed as incurred by the Company.

The Adviser bears all operating and overhead expenses incurred in connection with the management of the Company with regard to the salaries and wages of the Adviser’s officers and employees attributable to the Company.

Offering costs are borne by the Company and charged as an expense over a 12-month period up to a maximum amount of $1.5 million upon receipt of a formal commitment of external capital. Any offering costs in excess of $1.5 million will be borne by the Adviser, without reimbursement from us. On March 31, 2015, the Company received formal commitment of external capital.

10.	Revolving Credit Facility

The Company entered into a senior secured revolving credit agreement (the “Credit Agreement”) on October 31, 2014 with Capital One, N.A., as administrator and various lenders under which the Company could borrow an aggregate principal amount of $75 million (the “Facility Amount”) for the financing of investments. On January 14, 2015, pursuant to the terms of the Credit Agreement, the Company increased the Facility Amount to $125 million. On April 2, 2015 and July 7, 2015, the Company further increased the Facility Amount to $230 million in total. As of June 30, 2016, the Credit Agreement provided for borrowings in the aggregate amount of $230 million, with an accordion feature permitting the Company to seek an increase of the Facility Amount of up to $300 million, subject to certain conditions. The senior secured revolving credit facility under the Credit Agreement is referred to herein as the “Revolving Credit Facility”. Interest is charged at the 3 month LIBOR rate, plus 2.75%. The interest rate, year to date, has ranged from 3.02% to 3.37% (average 3.26%). The Company shall pay to the lender a structuring fee equal to 0.25% of the Facility Amount. The Company will also pay to the lender a commitment fee equal to 0.75% of the commitment provided by the lender. The Credit Agreement is set to mature five years from the closing date of the senior secured revolving credit facility. As of June 30, 2016 and December 31, 2015, the Company had outstanding borrowings of $97,000,000 and $125,000,000, respectively. Costs of $2,237,500 were incurred in connection with obtaining and amending the Credit Agreement, which have been recorded as deferred financing costs on the statements of assets and liabilities and are being amortized into expense using the straight-line method over the life of the Credit Agreement.

Capitalized terms used in this Note 10, Revolving Credit Facility, but not defined herein, have the meaning assigned to them in the Credit Agreement.

The summary information of the Credit Agreement for the three and six months ended June 30, 2016 and June 30, 2015 are as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Credit facility expenses	$—	$—	$—	$119,926
Interest expense	785,459	396,140	1,730,192	699,041
Amortization on borrowings	118,171	100,862	236,340	164,224
Line of credit administrative fees	25,000	25,000	50,000	50,000
Unused line of credit fees	168,000	167,608	316,423	239,806
Total Interest and Credit Facility Fees	$1,096,630	$689,610	$2,332,955	$1,272,997
Weighted average interest rate	3.20%	2.93%	3.26%	2.95%
Average outstanding balance	$97,076,923	$53,450,549	$104,821,429	$47,143,646

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The Credit Agreement includes customary events of default, as well as customary covenants, including restrictions on certain distributions and financial covenants requiring:

i.	Asset coverage ratio of no less than 2 to 1 on the last day of any fiscal quarter;
ii.	Interest Coverage Ratio to be less than 1.5 to 1.0 as of the last day of any fiscal quarter;
iii.	Leverage Ratio shall not to exceed 1.0 to 1.0 as of the last day of any fiscal quarter;
iv.	Total assets under management of no less than the sum of (i) 75% of the assets under management by the Borrower (by principal balance) as of the Effective Date and (ii) 75% of any equity raised by the Borrower after the Effective Date (other than proceeds of any distribution reinvestment plan used to redeem or repurchase Equity Interests of the Borrower); and
v.	The Net Worth shall be no less than the greater of (i) $150,000,000 or (ii) 75% of its initial capitalization on the Effective Date.

The Credit Agreement is secured by a first-priority security interest in all of the assets of the Company. Proceeds from borrowing may be used for general corporate purposes, including funding of portfolio investments.

11.	Tax Information

The Company intends to elect to be treated for U.S. federal income tax purposes, and has qualified as a RIC under Subchapter M of the Code. So long as the Company continues to qualify as a RIC, it generally will not pay corporate-level U.S. federal income taxes or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as distributions.

As of June 30, 2016 and December 31, 2015, the Company’s aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes were as follows:

	June 30, 2016 (Unaudited)	December 31, 2015
Tax cost	$301,381,285	$350,616,136
Gross unrealized appreciation	$79,139	$81,566
Gross unrealized depreciation	$(6,777,085)	$(12,958,988)
Net unrealized investment appreciation on investments	$(6,697,946)	$(12,877,422)

As of December 31, 2015, the difference between U.S. GAAP-basis and tax-basis unrealized gains (losses) is primarily attributable to defaulted loans on accrual.

The Taxable Subsidiaries have elected to be taxable entities and are not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities, where material, are reflected in the Company’s consolidated financial statements.

As of June 30, 2016, the Company, through one of the Taxable Subsidiaries, had a deferred tax asset of $570,584 pertaining to unrealized depreciation related to one of its investments. The deferred tax asset has been offset by valuation allowances of $570,584 for the deferred tax asset generated from unrealized depreciation. There were no deferred tax assets or liabilities as of December 31, 2015.

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12.	Market and Credit Risks

The Company’s investing activities expose it to various types of risk that are associated with the financial instruments and markets in which it invests. The significant types of financial risks to which the Company is exposed are market risk and credit risk.

A. Market Risk—Market risk encompasses the potential for both losses and gains and includes interest rate risk and price risk. The Company’s market risk management strategy is driven by the Company’s investment objective.

i. Interest Rate Risk—The Company invests in fixed-income securities. Any change to the interest rates relevant for particular securities may result in the Adviser being unable to secure similar returns on the expiration of contracts or the sale of securities. In addition, changes to prevailing rates or changes in expectations of future rates may result in an increase or decrease in the value of the securities held. In general, if interest rates rise, the value of the debt securities will decline. A decline in interest rates will in general have the opposite effect.

ii. Price Risk—Price risk is the risk that the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, or its issuer, or by any factor affecting financial instruments traded in the market. As the Company’s financial instruments are carried at fair value with fair value changes recognized in the statements of operations, all changes in market conditions will directly affect net assets.

B. Credit Risk—Credit risk is the risk that a counterparty to or an issuer of a financial instrument will cause a financial loss to the other party by failing to discharge an obligation.

Debt securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations and are subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. The Company may invest in non-investment grade and unrated securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

28

13.	Financial Highlights

The following is the financial highlights for a share of common stock outstanding during the six months ended June 30, 2016 and for the six months ended June 30, 2015.

	For the six months ended June 30, 2016 (Unaudited)	For the six months ended June 30, 2015 (Unaudited)
Per Share Data:(1)
Net asset value, beginning of period	$9.42	$10.23
Net investment income (loss)	0.38	0.37
Net realized/unrealized gains (losses)	(0.65)	(0.31)
Net increase (decrease) in net assets resulting from operations	(0.27)	0.06

Dividend declared from:
Net investment income	(0.36)	(0.20)
Net asset value, end of period	$8.79	$10.09
Shares outstanding, end of period	23,468,463	23,275,299
Total return(2)(3)	(2.92)%	0.54%

Ratio/Supplemental Data (all amounts in thousands except ratios):
Net assets, end of period	$206,239	$234,916
Average debt per share	$4.47	$2.03
Ratio of total expenses to average net assets(4)	7.3%	5.1%
Ratio of net expenses to average net assets(4)	6.9%	4.8%
Ratio of net investment income to average net assets before waiver(4)	8.9%	7.8%
Ratio of net investment income to average net assets after waiver(4)	9.3%	8.1%
Ratio of interest expenses to average net assets(4)	2.2%	1.1%
Ratio of incentive fees to average net assets	1.0%	0.8%
Portfolio turnover(3)	5.8%	11.6%
Credit facility payable	$97,000	$107,000
Asset coverage ratio(5)	3.13	3.20

(1)	The per share data is derived by using the weighted average shares outstanding during the applicable period.
(2)	The total return is calculated by taking the increase or decrease in net assets value per share, adding distributions per share declared during the period, assuming distributions reinvestment prices based on the net asset value per share on ex-date, and dividing by the beginning net asset value per share.
(3)	Not annualized.
(4)	Annualized except for incentive fees and organization expense.
(5)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

14.	Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be estimated, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on the Adviser’s experience, the Company expects the risk of loss to be remote. As of June 30, 2016 and December 31, 2015, no accrual has been recorded for these indemnifications in the financial statements.

29

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draws, pursuant to which the Company may provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2016 and December 31, 2015, the Company had no unfunded uncommitted incremental capacity under loan and financing agreements.

15.	Subsequent Events

In preparing the consolidated financial statements as of June 30, 2016, management considered the impact of subsequent events for potential recognition or disclosure in these consolidated financial statements through the release of the report. No such events requiring recognition or disclosure were identified through the date of the release of the report.

30

Report of Independent Registered Public Accounting Firm

The Board of Directors

Credit Suisse Park View BDC, Inc.:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Credit Suisse Park View BDC, Inc. (and subsidiaries) (the Company) as of December 31, 2015 and 2014 and the related consolidated statements of operations, changes in net assets and cash flows for the year ended December 31, 2015 and the period from September 5, 2014 (commencement of operations) to December 31, 2014. The consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Credit Suisse Park View BDC, Inc. (and subsidiaries) as of December 31, 2015 and 2014, and the results of their operations, changes in their net assets and cash flows for the year ended December 31, 2015 and the period from September 5, 2014 (commencement of operations) to December 31, 2014 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York

March 1, 2016

31

CREDIT SUISSE PARK VIEW BDC, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31
	2015	2014
Assets
Investments at fair value:
Non-controlled, non-affiliated investments (amortized cost of $332,480,856 and $250,602,765, respectively)	$322,112,255	$249,101,575
Controlled, affiliated investments (amortized cost of $15,626,459 and $0, respectively)	15,626,459	—
Total investments at fair value (amortized cost of $348,107,315 and $250,602,765, respectively)	337,738,714	249,101,575
Cash	6,578,741	7,241,675
Receivable for investments sold	155,023	—
Interest receivable	2,044,017	1,263,781
Due from Adviser (Note 9)	—	315,725
Deferred financing costs (net of accumulated amortization of $425,564 and $25,000, respectively) (Note 10)	1,811,936	725,000
Deferred offering costs	375,000	—
Prepaid expenses and other assets	321,608	108,933
Total assets	$349,025,039	$258,756,689
Liabilities
Revolving credit facility (Note 10)	$125,000,000	$30,000,000
Management fee payable to affiliate (Note 5)	904,497	308,684
Incentive fee payable to affiliate (Note 5)	1,133,783	1,345,194
Interest payable (Note 10)	216,349	34,111
Payable for organization and offering expenses	—	567,904
Accrued expenses and other liabilities	796,600	358,443
Total liabilities	$128,051,229	$32,614,336

Commitments and Contingencies (Note 14)

Net Assets
Common stock, par value $0.01 per share (23,453,847 and 22,114,476 shares issued and outstanding at December 31, 2015 and December 31, 2014, respectively)	$234,538	$221,145
Paid-in capital in excess of par value	242,272,590	220,923,614
Accumulated net realized gain (loss)	(8,603,104)	—
Undistributed (overdistributed) net investment income	(2,561,613)	6,498,784
Net unrealized depreciation on investments	(10,368,601)	(1,501,190)
Total net assets	$220,973,810	$226,142,353
Net asset value per share	$9.42	$10.23

See accompanying notes to consolidated financial statements

32

CREDIT SUISSE PARK VIEW BDC, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2015	For the period from September 5, 2014 (commencement of operations) to December 31, 2014
Investment Income:
Interest income	$35,860,254	$9,421,173
Other income	202,919	1,462,614
Total investment income	36,063,173	10,883,787

Expenses:
Management fees (Note 5)	5,412,731	1,261,745
Incentive fees (Note 5)	4,451,334	1,491,087
Interest and credit facility fees (Note 10)	3,558,385	615,910
Professional fees	1,116,300	—
Offering costs	1,125,000	—
Directors fees	76,000	—
Organization expense	148,135	700,000
Other expenses	797,757	496,510
Total expenses	16,685,642	4,565,252
Less management fee waived (Note 5)	(773,247)	(180,249)
Net expenses	15,912,395	4,385,003
Net investment income	20,150,778	6,498,784

Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss) from investments	(8,600,787)	—
Net realized gain (loss) from foreign currency transactions	(4,087)	—
Net change in unrealized appreciation (depreciation) from investments	(8,867,411)	(1,501,190)
Net realized/unrealized gains (losses)	(17,472,285)	(1,501,190)
Net increase in net assets resulting from operations	$2,678,493	$4,997,594

Per share information (basic and diluted):
Earnings per share (basic and diluted):	$0.11	$0.23
Net investment income per share (basic and diluted):	$0.87	$0.29
Weighted average shares outstanding:	23,083,190	22,114,476

See accompanying notes to consolidated financial statements

33

CREDIT SUISSE PARK VIEW BDC, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the period from September 5, 2014 (commencement of operations) to December 31, 2014
Increase (decrease) in net assets resulting from operations:
Net investment income	$20,150,778	$6,498,784
Net realized gain (loss) on investments and foreign currency transactions	(8,604,874)	—
Net change in unrealized appreciation (depreciation) from investments	(8,867,411)	(1,501,190)
Net increase in net assets resulting from operations	2,678,493	4,997,594

Dividends to shareholders from:
Net investment income	(21,389,140)	—
Total dividends to shareholders	(21,389,140)	—

Capital transactions:
Issuance of common shares (1,304,599 and 22,114,476 shares, respectively)	13,204,000	221,144,759
Issuance of common shares pursuant to dividend reinvestment plan (34,772 and 0 shares, respectively)	338,104	—
Net increase in net assets resulting from capital transactions	13,542,104	221,144,759
Total increase (decrease) in net assets	(5,168,543)	—
Net assets at beginning of year/period	226,142,353	—
Net assets at end of year/period (including undistributed (overdistributed) net investment income of $(2,561,613) and $6,498,784, respectively)	$220,973,810	$226,142,353
Dividends declared per share:	$0.9153	$—

See accompanying notes to consolidated financial statements

34

CREDIT SUISSE PARK VIEW BDC, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31, 2015	For the period from September 5, 2014 (commencement of operations) to December 31, 2014
Cash flows from operating activities
Net increase in net assets resulting from operations	$2,678,493	$4,997,594

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net	(241,643,717)	(283,981,762)
Paid-in-kind interest income	(1,765,386)	(343,095)
Proceeds from sales of investments, net	139,569,675	34,220,220
Net realized (gain) loss on investments	8,600,787	—
Net change in unrealized (appreciation) depreciation on investments	8,867,411	1,501,190
Amortization of premium/accretion of discount on investments, net	(2,265,909)	(498,128)
Amortization of deferred financing costs	400,564	25,000

(Increase) decrease in operating assets:
Receivable for investments sold	(155,023)	—
Interest receivable	(780,236)	(1,263,781)
Due from Adviser	315,725	(315,725)
Prepaid expenses and other assets	(212,675)	(108,933)
Deferred offering costs	(375,000)	—

Increase (decrease) in outstanding liabilities:
Management fee payable to affiliate	595,813	308,684
Incentive fee payable to affiliate	(211,411)	1,345,194
Interest payable	182,238	34,111
Payable for organization and offering expenses	(567,904)	567,904
Accrued expenses and other liabilities	438,157	358,443
Net cash provided by (used in) operating activities	(86,353,398)	(243,153,084)

Cash flows from financing activities
Issuance of common shares	13,204,000	221,144,759
Borrowings on revolving credit facility	216,000,000	30,000,000
Repayments of Revolving Credit Facility	(121,000,000)	—
Financing costs	(1,462,500)	(750,000)
Dividends paid	(21,051,036)	—
Net cash provided by (used in) financing activities	85,690,464	250,394,759
Net increase (decrease) in cash	(662,934)	7,241,675
Cash and cash equivalents at beginning of year/period	7,241,675	—
Cash and cash equivalents at end of year/period	$6,578,741	$7,241,675

Supplemental disclosure of cash flow information:
Cash paid during the year/period for interest	$2,223,652	$36,213

Non-Cash financing activities:
Issuance of common shares in connection with dividend reinvestment plan	$338,104	$—

See accompanying notes to consolidated financial statements

35

CREDIT SUISSE PARK VIEW BDC, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

Company *(#)	Industry	Interest Rate (2)	Acquisition Date	Maturity	Par/Unit/ Partnership Interest Amount (3)	Amortized Cost (4)	Fair Value
Senior Secured Loans - 147.40%

First Lien/Senior Secured Loans - 79.78%

Adams Publishing Group, LLC	Media: Advertising, Printing & Publishing	L + 6.75% (7.75%) (1.00% floor)	11/9/2015	11/3/2020	$4,875,000	$4,780,153	$4,777,500
American Clinical Solutions LLC	Healthcare & Pharmaceuticals	L + 9.50% (10.50%) (1.00% floor)	6/11/2015	6/11/2020	9,750,000	9,616,403	9,603,750
CF Entertainment Inc.	Media: Diversified & Production	L+ 11.00% (12.00)% (1.00% floor)	9/5/2014	6/26/2020	17,268,750	17,132,209	17,096,063
Dodge Data & Analytics, LLC / Skyline Data News and Analytics, LLC	Construction & Building	L + 8.75% (9.75%) (1.00% floor)	11/4/2014	10/31/2019	10,612,120	10,438,861	10,479,469
Entrans International, LLC	Transportation: Cargo	L + 7.50% (8.50%) (1.00% floor)	6/22/2015	6/4/2020	14,812,500	14,677,184	13,923,750
Gaming & Entertainment Management - Illinois LLC	Hotel, Gaming & Leisure	L + 9.00% (10.00%) (1.00% floor)	5/22/2015	11/22/2020	16,003,448	15,962,491	16,003,448
Homeland HealthCare, LLC(1)	Healthcare & Pharmaceuticals	L + 7.00% (8.00%) (1.00% floor)	12/31/2015	1/5/2018	6,200,000	6,200,000	6,200,000
Infinity Sales Group, LLC	Services: Business	L + 10.50% (11.50%) (1.00% floor)	9/5/2014	11/21/2018	8,993,740	8,656,490	8,544,053
KPC Health Care, Inc.	Healthcare & Pharmaceuticals	ABR(12) + 8.25% (11.75%)	8/28/2015	8/28/2020	10,723,259	10,494,895	10,481,985
Labvantage Solutions Inc.	High Tech Industries	L + 9.50% (10.50%) (1.00% floor)	12/29/2015	12/29/2020	5,000,000	4,900,107	4,900,000
Labvantage Solutions Ltd.(13) (EUR)	High Tech Industries	L + 9.50% (10.50%) (1.00% floor)	12/29/2015	12/29/2020	€4,580,474	4,930,006	4,874,231
Land Holdings I, LLC	Hotel, Gaming & Leisure	12.00%	6/17/2015	6/26/2019	10,000,000	10,000,000	10,000,000
Lift Brands, Inc.	Services: Consumer	L + 7.50% (8.50%) (1.00% floor)	5/19/2015	12/23/2019	9,806,452	9,763,361	9,757,419
Petroflow Energy Corporation and TexOak Energy - Project 1C, LLC(5)	Energy: Oil & Gas	L + 8.00% (12.00%) (1.00% floor and 3.00% PIK)	9/5/2014	7/31/2017	15,684,886	15,364,043	10,383,597
Sequoia Healthcare Management, LLC	Healthcare & Pharmaceuticals	12.00% and (4.00% PIK) (16.00%)	9/5/2014	7/17/2019	6,915,076	6,811,709	6,776,775
Spinal USA, Inc.	Healthcare & Pharmaceuticals	L + 9.50% (10.50%) (1.00% floor)	1/22/2015	1/21/2020	12,375,000	12,375,000	12,375,000

See accompanying notes to consolidated financial statements.

36

CREDIT SUISSE PARK VIEW BDC, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

Company *(#)	Industry	Interest Rate (2)	Acquisition Date	Maturity	Par/Unit/ Partnership Interest Amount (3)	Amortized Cost (4)	Fair Value
Senior Secured Loans - (continued) 147.40%

First Lien/Senior Secured Loans - (continued) 79.78%

Worley Claims Services, LLC	Services: Business	L + 8.00% (9.00%) (1.00% floor)	10/31/2014	10/31/2020	$20,320,087	$20,123,253	$20,116,886
Total First Lien/Senior Secured Loans						$182,226,165	$176,293,926
First Lien/Last-Out Unitranche - 49.13%
AbelConn, LLC / CBT Technology, LLC / SIE Computing Solutions, LLC(6)	Aerospace & Defense	L + 8.50% (9.50%) (1.00% floor)	9/5/2014	7/17/2019	23,681,313	23,352,987	23,286,168
AMPORTS, Inc.(6)	Automotive	L + 5.00% (6.00%) (1.00% floor)	9/5/2014	5/19/2020	19,100,000	19,100,000	19,100,000
Evanta Ventures, Inc./ Sports Leadership Institute, Inc.(6)	Services: Business	L + 5.90% (6.90%) (1.00% floor)	12/23/2014	12/23/2019	15,200,000	15,012,086	14,972,000
Forbes Media LLC(6)	Media: Advertising, Printing & Publishing	L + 6.75% (7.75%) (1.00% floor)	9/12/2014	9/12/2019	15,000,000	14,795,661	14,762,282
Ipsen International GmbH(6) (13)	Capital Equipment	L + 8.00% (9.00%) (1.00% floor)	2/23/2015	9/30/2019	1,752,381	1,737,650	1,734,857
Ipsen, Inc.(6)	Capital Equipment	L+ 7.00% (8.00%) (1.00% floor)	2/23/2015	9/30/2019	8,095,238	8,027,357	8,014,286
NWN Acquisition Holding Co LLC(6)	High Tech Industries	L + 9.00% (10.00%) (1.00% floor)	10/16/2015	10/16/2020	17,390,625	17,055,779	17,042,812
Speed Commerce Inc.(5) (6) (7)	High Tech Industries	16.5% PIK	11/21/2014	11/21/2019	12,546,438	12,451,534	8,782,507
Speed Commerce Inc. (Tack-on)(5) (6) (7)	High Tech Industries	16.5% PIK	10/6/2015	11/21/2019	958,571	958,571	862,714
Total First Lien/Last-Out Unitranche						$112,491,625	$108,557,626

Second Lien/Senior Secured Loans - 18.49%

Conisus, LLC	Services: Business	L + 10.25% (11.25%) (1.00% floor)	6/23/2015	6/23/2021	$11,750,000	$11,750,000	$11,750,000
Encapsys, LLC	Chemicals, Plastics & Rubber	L + 10.00% (11.00%) (1.00% floor)	8/3/2015	3/3/2021	11,165,000	11,007,252	10,997,525
Mississippi Sand, LLC	Metals & Mining	L + 10.00% (11.00%) (1.00% floor)	11/21/2014	11/21/2019	13,125,000	12,871,878	12,206,250

See accompanying notes to consolidated financial statements.

37

CREDIT SUISSE PARK VIEW BDC, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

Company *(#)	Industry	Interest Rate (2)	Acquisition Date	Maturity	Par/Unit/ Partnership Interest Amount (3)	Amortized Cost (4)	Fair Value
Senior Secured Loans - (continued) 147.40%

Second Lien/Senior Secured Loans - (continued) 18.49%

TouchTunes Interactive Networks, Inc	Hotel, Gaming & Leisure	L + 8.25% (9.25%) (1.00% floor)	6/18/2015	5/29/2022	$6,000,000	$5,931,753	$5,910,000
Total Second Lien/Senior Secured Loans						$41,560,883	$40,863,775
Total Senior Secured Loans						$336,278,673	$325,715,327

Partnership Interest - 5.44%

Encapsys, LLC (Class A Units)(8) (10)	Chemicals, Plastics & Rubber	Partnership Interest			10,000	$1,000,000	$1,000,000
Homeland HealthCare, LLC(1) (8) (9)	Healthcare & Pharmaceuticals	Partnership Interest			750	9,426,459	9,426,459
NSG Co-Invest (Bermuda) LP(8) (11) (13)	Consumer Goods: Non-Durable	Partnership Interest			1,521	1,053,380	1,248,125
NS NWN Acquisition, LLC	High Tech Industries	Partnership Interest			346	348,803	348,803
Total Partnership Interest						$11,828,642	$12,023,387
Total Investments						$348,107,315	$337,738,714

*	Each of our investments or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Capital One, N.A. Branch (see Note 10).
(#)	We generally acquire our investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Our investments are, therefore, generally subject to certain limitations on resale and may be deemed to be “restricted securities” under the Securities Act.
(1)	Under the 1940 Act, the portfolio company is deemed to be both an “Affiliated Person” of and “Control,” as such terms are defined in the 1940 Act, this portfolio company, as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. Transactions during the 12 months ended December 31, 2015 in which the Company was an Affiliated Person of and was deemed to Control a portfolio company is as follows:

Company	Type of Asset	Amount of Interest and Other Income	Beginning Fair Value December 31, 2014	Gross Additions (a)	Gross Reductions (b)	Realized Gain/ (Loss)	Change in Unrealized Gain/ (Loss)	Fair Value December 31, 2015
Homeland HealthCare, LLC	First Lien/Senior Secured Loan	—	$9,454,080	$6,200,000	$9,454,080	$—	$—	$6,200,000
Homeland HealthCare, LLC	Partnership Interest	—	—	9,426,459	—	—	—	$9,426,459
Total Control Investments		$—	$9,454,080	$15,626,459	$9,454,080	$—	$—	$15,626,459

(a)	Gross additions include increases in the cost basis of investments resulting from the December 30, 2015 restructuring of the portfolio company and the addition of partnership interest in the portfolio company.
(b)	Gross reductions include decreases in the cost basis of investments resulting from the December 30, 2015 restructuring of the portfolio company.
(2)	Current interest rate in effect as of December 31, 2015.
(3)	Denominated in U.S. dollar unless otherwise noted.
(4)	The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, as applicable, on debt investments using the effective interest method. The tax cost of the Company’s investments as of December 31, 2015, approximates their amortized cost.

See accompanying notes to consolidated financial statements.

38

CREDIT SUISSE PARK VIEW BDC, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

(5)	The investment was on non-accrual status as of December 31, 2015.
(6)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional amounts as a result of an arrangement between the Company and other lenders in any syndication.
(7)	The senior secured loan for Speed Commerce Inc. was amended on May 11, 2015 to include among other terms, the ability for the borrower to elect to pay interest in kind (PIK) at an annual rate of 16.5% through December 31, 2015.
(8)	Non-income producing security.
(9)	Homeland HealthCare, LLC is held through Clocktower Home, LLC, a wholly-owned taxable subsidiary.
(10)	Encapsys, LLC is held through Clocktower Rise, LLC, a wholly-owned taxable subsidiary.
(11)	NSG Co-Invest (Bermuda) LP is held through Clocktower North, LLC.
(12)	ABR- Alternate Base Rate (3.5%)
(13)	This portfolio company is a non-U.S. corporation and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time of such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

EUR-	Euro; local currency investment denominated in Euros.

L-	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either London Interbank Offered Rate (“LIBOR”) (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which reset periodically based on the terms of the loan agreement.

PIK-	Payment In-Kind

See accompanying notes to consolidated financial statements.

39

CREDIT SUISSE PARK VIEW BDC, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2014

Company(1)(#)	Industry	Type of Investment	Interest Rate(2)		Maturity	Par / Unit / Partnership Interest Amount	Amortized Cost(3)	Fair Value	% of Net Assets
Senior Secured Loans - 109.51%
AbelConn, LLC / CBT Technology, LLC / SIE Computing Solutions, LLC	Aerospace & Defense	Senior Secured Unitranche – Term Loan A – Floating LIBOR + 8.50% (1.00% floor)	9.50%		7/17/2019	$18,250,000	$17,990,688	$17,976,250	7.95%
		Senior Secured Unitranche – Term Loan B – Floating LIBOR + 2.50% (1.00% floor)	3.50%		7/17/2019	122,813	121,088	120,970	0.05%
Affirmative Insurance Holdings, Inc.(7)	Banking, Finance, Insurance & Real Estate	Senior Secured Term Loan – First Lien – Floating LIBOR + 9.25% (1.25% floor)	10.50%		3/30/2016	14,250,000	13,961,412	13,893,750	6.14%
AMPORTS, Inc.(4)	Automotive	Senior Secured Unitranche – Term Loan – Floating LIBOR + 5.00% (1.00% floor)	6.00%		5/19/2020	19,052,250	19,052,250	19,052,250	8.42%
CF Entertainment Inc.	Media: Diversified & Production	Senior Secured Term Loan – First Lien – Floating LIBOR + 7.50% (1.00% floor)	8.50%		6/26/2019	14,925,000	14,784,414	14,775,750	6.53%
Dodge Data & Analytics, LLC / Skyline Data News and Analytics, LLC	Construction & Building	Senior Secured Term Loan – First Lien – Floating LIBOR + 8.75% (1.00% floor)	9.75%		10/31/2019	12,000,000	11,766,334	11,760,000	5.20%
Evanta Ventures, Inc. / Sports Leadership Institute, Inc.(4)	Services: Business	Senior Secured Unitranche – Term Loan – Floating LIBOR + 5.90% (1.00% floor)	6.90%		12/22/2019	15,200,000	14,973,002	14,972,000	6.62%
FC Operating, LLC	Retail	Senior Secured Term Loan – First Lien – Floating LIBOR + 10.75% (1.25% floor)	12.00%		11/14/2017	11,250,000	9,791,071	9,112,500	4.03%
Forbes Media, LLC(4)	Media: Advertising, Printing & Publishing	Senior Secured Unitranche – Term Loan – Floating LIBOR + 6.75% (1.00% floor)	7.75%		9/12/2019	15,000,000	14,857,724	14,850,000	6.57%
Homeland HealthCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured Term Loan – (5) First Lien – Fixed 15.00% PIK	15.00	%(6)	8/28/2016	12,278,026	9,452,203	9,454,080	4.18%
Infinity Sales Group, LLC	Services: Business	Senior Secured Term Loan – First Lien – Floating LIBOR + 10.50% (1.00% floor)	11.50%		11/21/2018	10,000,000	9,528,941	9,350,000	4.13%
Mississippi Sand, LLC	Metals & Mining	Senior Secured Term Loan – Second Lien – Floating LIBOR + 10.00% (1.00% floor)	11.00%		11/21/2019	14,625,000	14,290,466	14,284,238	6.33%
New Standard Energy Texas LLC	Energy: Oil & Gas	Senior Secured Term Loan – First Lien – Fixed 13.00%	13.00%		11/28/2016	6,106,218	5,351,467	5,404,003	2.39%
North Technology Group, LLC / North Sails Europe B.V.(4)	Consumer Goods: Non-Durable	Senior Secured Unitranche – Term Loan – Floating LIBOR + 6.50% (1.25% floor)	7.75%		3/5/2019	20,000,000	20,000,000	20,000,000	8.84%
Nursery Supplies, Inc. / Sidco Associates, LLC / Summit Plastic Company and Janorpot, LLC(4)	Chemicals, Plastics, & Rubber	Senior Secured Unitranche – Term Loan – Floating LIBOR + 7.50% (1.00% floor)	8.50%		6/13/2018	15,475,548	15,475,548	15,475,548	6.84%

See accompanying notes to consolidated financial statements.

40

CREDIT SUISSE PARK VIEW BDC, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2014

Company(1)(#)	Industry	Type of Investment	Interest Rate(2)	Maturity	Par / Unit / Partnership Interest Amount	Amortized Cost(3)	Fair Value	% of Net Assets
Senior Secured Loans - (continued) 109.51%
Petroflow Energy Corporation and TexOak Energy – Project 1C, LLC	Energy: Oil & Gas	Senior Secured Term Loan – First Lien – Floating LIBOR + 8.00% (1.00% floor) and 3.00% PIK	12.00%	7/31/2017	$15,192,227	$14,919,380	$14,736,460	6.53%
SCE Partners, LLC	Hotel, Gaming & Leisure	Senior Secured Term Loan – First Lien – Floating LIBOR + 7.25% (1.00% floor)	8.25%	8/14/2019	10,972,500	10,868,800	10,862,775	4.80%
Sequoia Healthcare Management, LLC	Healthcare & Pharmaceuticals	Senior Secured Term Loan – Fixed 12.00% and 4.00% PIK	16.00%	7/17/2019	7,451,736	7,312,155	7,302,701	3.23%
Speed Commerce Inc.(4)	High Tech Industries	Senior Secured Unitranche – Term Loan – Floating LIBOR + 7.50% (1.00% floor)	8.50%	11/21/2019	11,000,000	10,892,456	10,890,000	4.82%
Worley Claims Services, LLC	Services: Business	Senior Secured Term Loan – First Lien – Floating LIBOR + 8.00% (1.00% floor)	9.00%	10/31/2020	13,500,000	13,368,421	13,365,000	5.91%
Total Senior Secured Loans						$248,757,820	$247,638,275	109.51%
Partnership Interest – 0.44%
NSG Co-Invest (Bermuda) LP	Consumer Goods: Non-Durable	Partnership Interest(5)			1,441	$998,300	$998,300	0.44%
Royalty Interest – 0.20%
New Standard Energy Texas LLC	Energy: Oil & Gas	Royalty Interest				$846,645	$465,000	0.20%
Other – 0.00%
Endeavour International Corporation	Energy: Oil & Gas	Warrants Expiring on 4/30/18(5)			400,000	$—	$—	0.00%
Total						$250,602,765	$249,101,575	110.15%

(#)	We generally acquire our investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Our investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(1)	All of the Company’s investments are domiciled in the United States. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Company would “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. As of December 31, 2014, the Company does not “control” any of the portfolio companies nor were any of the portfolio companies deemed to be “affiliates”. Certain portfolio company investments are subject to contractual restrictions on sales.
(2)	Current interest rate in effect as of December 31, 2014.
(3)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(4)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional amounts as a result of an arrangement between the Company and other lenders in any syndication.
(5)	Non-income producing.
(6)	The senior secured loan for Homeland HealthCare, Inc. was amended on June 27, 2014 to include among other terms, the ability for the borrower to elect to pay interest in kind (PIK) at an annual rate of 15% through December 31, 2014.
(7)	The investment is not a qualifying asset under Section 55(a) Investment Company Act of 1940, as amended.

PIK - Payment In-Kind

See accompanying notes to consolidated financial statements.

41

CREDIT SUISSE PARK VIEW BDC, INC.

Notes to Consolidated Financial Statements

December 31, 2015

1.	Organization

Credit Suisse Park View BDC, Inc. (the “Company”) was initially organized as Credit Suisse Corporate Credit Solutions, LLC, a single member Delaware limited liability company, on August 5, 2014 and commenced operations on September 5, 2014 with Credit Suisse Alternative Capital, LLC (“CSAC”), an indirect, wholly-owned subsidiary of Credit Suisse Group AG (“Credit Suisse”) as its sole member. On January 30, 2015, the Company converted to a Maryland corporation and changed its name to Credit Suisse Park View BDC, Inc. (the “Conversion”). On February 2, 2015, the Company elected to be regulated as a business development company (“BDC”) under the U.S. Securities and Exchange Commission’s (“SEC”) Investment Company Act of 1940, as amended (the “1940 Act”).

In connection with the Conversion, all common units were converted to common shares at a ratio of 1.0 common share to 1.0 unit. Accordingly, earnings and other per unit data in the accompanying consolidated financial statements and related notes give retroactive effect to the Conversion.

The Company was formed primarily to lend to and selectively invest in middle market companies in the United States. The Company’s investment objective is to generate current income and to a lesser extent, capital appreciation through debt and equity investments. The Company invests in secured debt (including first and second lien senior loans), unsecured debt (including mezzanine debt), and to a lesser extent, equity securities of middle-market U.S. companies.

On August 4, 2015, the Company formed Clocktower Home, LLC, Clocktower Rise, LLC and Clocktower North, LLC as wholly-owned subsidiaries for tax purposes. These subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. The financial statements of these entities are consolidated into the financial statements of the Company. All significant intercompany balances and transactions have been eliminated through consolidation.

Credit Suisse Asset Management, LLC (“CSAM” or the “Adviser”), an indirect, wholly-owned subsidiary of Credit Suisse, is the investment advisor of the Company. CSAM is a registered investment adviser under the Advisers Act of 1940, as amended.

As a BDC, the Company is required to comply with certain regulatory requirements. For instance, as a BDC, the Company must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of total assets are qualifying assets. Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private operating companies, operating companies whose securities are not listed on a national securities exchange, and certain public operating companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized and with their principal of business in the United States.

2.	Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements are expressed in United States dollars and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and include the accounts of the Company and its wholly-owned subsidiaries. The Company is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Such amounts could differ from those estimates and such differences could be material. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included.

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Consolidation

In accordance with Regulation S-X Article 6.03 and ASC Topic 810 - Consolidation, the Company generally will not consolidate its interest in any operating company other than in investment company subsidiaries, certain financing subsidiaries, and controlled operating companies substantially all of whose business consists of providing services to the Company.

Investment Transactions

The Company records investment transactions purchased on a secondary basis on trade date. Loan originations are recorded on the date of the binding commitments, which is generally the funding date. Investments purchased on a when-issued or delayed delivery basis may settle a month or more from the trade date. Such investments are subject to market fluctuations during this period.

Investments

The Company carries its investments at fair value. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations, or alternative price sources. In the absence of quoted market prices, broker or dealer quotations, or alternative price sources, investments are measured at fair value by the investment committee of the Adviser and approved by the Board of Directors.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See note 4 “Fair Value Measurements.”

The Company generally invests in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplate a multi-step valuation process each quarter, as described below:

•	The Company’s valuation process will begin with each portfolio company or investment being valued preliminarily by the Adviser with such valuation taking into account the financial performance of the portfolio company or investment, feedback from management on the portfolio company’s operations, general market conditions and other factors. This preliminary valuation conclusion will then be submitted on a quarterly basis to an independent valuation firm engaged by the Board of Directors to provide an opinion on a final range of values for each portfolio company or investment;

•	once preliminary valuations have been reviewed and vetted, they will be submitted to the Adviser’s valuation committee for discussion and final documentation;

•	the valuation committee will review these valuations, and, if applicable, will respond and supplement the preliminary valuation to reflect any of their comments; and

•	the Adviser will present the valuation committee’s recommendations to the Board of Directors for its review and approval.

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Fiscal Year End

The Company’s fiscal year ends on December 31.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts and premiums to par value on securities purchased are accreted or amortized into interest income over the contractual life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are made current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Some of our investments may have contractual payment in kind (“PIK”) interest. PIK interest computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at the maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is reversed from the related receivable through interest income, respectively. The Company does not reverse previously capitalized PIK interest. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company again believes that PIK is expected to be realized.

Other Income

From time to time, the Company may receive fees for services provided to portfolio companies by the Adviser. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but generally include syndication, structuring or diligence fees, and fees for providing managerial assistance to our portfolio companies.

In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, all or a portion of any loan fees received by the Company in such situations will be deferred and amortized over the life of the investment using the effective interest method.

Dividend income, if any, is recognized on an accrual basis to the extent the Company expects to collect such amount.

Net Realized Gain or Loss and Net Change in Unrealized Gain or Loss

We generally measure realized gain or loss by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized origination or commitment fees and prepayment penalties.

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The net change in unrealized gain or loss reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized gain or loss, when gains or losses are realized.

Reimbursement of Transaction-Related Expenses

The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are expected to be reimbursed by third-parties, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The cost of successfully completed investments not otherwise reimbursed are borne by the Company and included as a component of the investment’s cost basis. Subsequent to closing, investments are recorded at fair value at each reporting period.

Cash advances received in respect of transaction-related expenses are recorded as cash and cash equivalents with an offset to other liabilities or payables to affiliates. Other liabilities or payables to affiliates are relieved as reimbursable expenses are incurred.

Financial and Derivative Instruments

The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result the Company presents changes in fair value through current period earnings.

In the normal course of business, the Company has commitments and risks resulting from its investment transactions, which may include those involving derivative instruments. Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. While the notional amount gives some indication of the Company’s volume of derivative trading activity, it generally is not exchanged, but is only used as the basis on which interest and other payments are exchanged. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Company manages these risks on an aggregate basis as part of its risk management policies. The number of warrants as listed on the Schedule of Investments is an indication of the average open contracts held through the period.

Cash and Cash Equivalents

Cash and cash equivalents may consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value. The Company deposits its cash and cash equivalents with a highly-rated banking institution and at times, cash deposits may exceed the insured limits under applicable laws.

Deferred Financing Costs

Financing costs for the Credit Agreement (as defined in note 10) are capitalized and amortized over the life of the related debt instrument using the straight-line method.

Income Taxes

The Company intends to elect to be treated, and has qualified, as a RIC, for the taxable year ending December 31, 2015. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as distributions. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the financial statements of the Company. The tax characteristics of all distributions will be reported to shareholders on Form 1099 after the end of the calendar year.

Prior to January 30, 2015, the Company was a disregarded entity for Federal income tax purposes. Accordingly, no provision for federal, state or local income taxes has been provided. The non-managing member of the Company is liable for income taxes, if any, on its share of the Company’s taxable income.

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The Adviser evaluates tax positions taken or expected to be taken in the course of preparing the Company’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Company level not deemed to meet the “more-likely-than-not” threshold would be recorded as an expense in the current year. The Adviser’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company has concluded that it does not have any uncertain tax positions that meet the recognition or measurement criteria of ASC 740 for the current year.

3.	Investments

Investments consisted of the following:

	December 31, 2015
Investment Type	Cost	Fair Value
First Lien/Senior Secured Loans(1)	$182,226,165	$176,293,926
First Lien/Last-Out Unitranche(1)	112,491,625	108,557,626
Second Lien/Senior Secured Loans(1)	41,560,883	40,863,775
Partnership Interest	11,828,642	12,023,387
Total Investments	$348,107,315	$337,738,714

(1) Included in Senior Secured Loans as of December 31, 2014.

	December 31, 2014
Investment Type	Cost	Fair Value
Senior Secured Loans	$248,757,820	$247,638,275
Partnership Interest	998,300	998,300
Royalty Interest	846,645	465,000
Total Investments	$250,602,765	$249,101,575

The industry composition of the portfolio at fair value was as follows:

Industry	December 31, 2015
Aerospace & Defense	6.90%
Automotive	5.66
Capital Equipment	2.89
Chemicals, Plastics & Rubber	3.55
Construction & Building	3.10
Consumer Goods: Non-Durable	0.37
Energy: Oil & Gas	3.07
Healthcare & Pharmaceuticals	16.24
High Tech Industries	10.90
Hotel, Gaming & Leisure	9.45
Media: Advertising, Printing & Publishing	5.79
Media: Diversified & Production	5.06
Metals & Mining	3.61
Services: Business	16.40
Services: Consumer	2.89
Transportation: Cargo	4.12
Total	100.00%

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Industry	December 31, 2014
Aerospace & Defense	7.26%
Automotive	7.65
Banking, Finance, Insurance, & Real Estate	5.58
Capital Equipment	-
Chemicals, Plastics, & Rubber	6.21
Construction & Building	4.72
Consumer Goods: Non-Durable	8.43
Energy: Oil & Gas	8.28
Healthcare & Pharmaceuticals	6.73
High Tech Industries	4.37
Hotel, Gaming, & Leisure	4.36
Media: Advertising, Printing, & Publishing	5.96
Media: Diversified & Production	5.93
Metals & Mining	5.73
Retail	3.66
Services: Business	15.13
Total	100.00%

4.	Fair Value Measurements

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, mergers and acquisitions comparables and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

The Company follows ASC 820, Fair Value Measurement, (“ASC 820”) for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•	Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

•	Level 2—Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

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•	Level 3—Valuations based on significant inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company employs the valuation policy approved by the Board of Directors that is consistent with ASC 820 (see note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining in good faith, fair value.

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of December 31, 2015 and December 31, 2014:

Fair Value Hierarchy at December 31, 2015

Investment Type	Level 1	Level 2	Level 3	Total
First Lien/Senior Secured Loans (1)	$-	$-	$176,293,926	$176,293,926
First Lien/Last-Out Unitranche (1)	-	-	108,557,626	108,557,626
Second Lien/Senior Secured Loans (1)	-	5,910,000	34,953,775	40,863,775
Partnership Interest	-	-	12,023,387	12,023,387
Total	$-	$5,910,000	$331,828,714	$337,738,714

(1)	Included in Senior Secured Loans as of December 31, 2014.

Fair Value Hierarchy at December 31, 2014

Investment Type	Level 1	Level 2	Level 3	Total
Senior Secured Loans	$-	$-	$247,638,275	$247,638,275
Partnership Interest	-	-	998,300	998,300
Royalty Interest	-	-	465,000	465,000
Total	$-	$-	$249,101,575	$249,101,575

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2015:

For the Year Ended December 31, 2015

	First Lien/Senior Secured Loans (1)	First Lien/Last- Out Unitranche (1)	Second Lien/Senior Secured Loans (1)	Partnership Interest	Other	Total
Balance as of December 31, 2014	$120,017,019	$113,337,018	$14,284,238	$998,300	$465,000	$249,101,575
Purchase of investments, net	153,002,183	48,981,143	22,747,525	10,985,366	-	235,716,217
Proceeds from sales of investments, net	(87,133,597)	(50,781,054)	(1,500,000)	(155,024)	-	(139,569,675)
Interest-income paid-in-kind investments	1,004,662	760,724	-	-	-	1,765.386
Amortization of premium/accretion of discount on investments, net	2,000,241	170,276	91,139	-	-	2,261,656
Net realized gain/(loss) on investments	(7,751,922)	(2,220)	-	-	(846,645)	(8,600,787)
Net change in unrealized appreciation (depreciation) on investments	(4,844,660)	(3,908,261)	(669,127)	194,745	381,645	(8,845,658)
Balance as of December 31, 2015	$176,293,926	$108,557,626	$34,953,775	$12,023,387	$-	$331,828,714
Net change in unrealized appreciation (depreciation) from level 3 investments still held as of December 31, 2015	$(5,563,967)	$(3,908,592)	$(669,765)	$194,745	$-	$(9,947,579)

(1) Beginning balance included in Senior Secured Loans as of December 31, 2014.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for period from September 5, 2014 (commencement of operations) to December 31, 2014:

For the period from September 5, 2014 (commencement of operations) to December 31, 2014

	Senior Secured Loans	Partnership Interest	Royalty Interest	Term Loan	Total
Balance as of September 5, 2014	$-	$-	$-	$-	$-
Purchase of investments, net	271,720,150	998,300	846,645	10,416,667	283,981,762
Proceeds from sales of investments, net	(23,803,553)	-	-	(10,416,667)	(34,220,220)
Interest-income paid-in-kind investments	343,095	-	-	-	343,095
Amortization of premium/accretion of discount on investments, net	498,128	-	-	-	498,128
Net change in unrealized appreciation (depreciation) on investments	(1,119,545)	-	(381,645)	-	(1,501,190)
Balance as of December 31, 2014	$247,638,275	$998,300	$465,000	$-	$249,101,575
Net change in unrealized depreciation from level 3 investments still held as of December 31, 2014	$(1,119,545)	$-	$(381,645)	$-	$(1,501,190)

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The Company typically determines the fair value of its performing debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to current contractual interest rates, relative maturities and other key terms and risks associated with an investment. Among other factors, a significant determination of risk is the amount of leverage used by the portfolio company relative to the total enterprise value of the company, and the rights and remedies of our investment within each portfolio company.

Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 investments primarily reflect current market yields, including indices, and readily available quotes from brokers, dealers, and pricing services as indicated by comparable assets and liabilities, as well as enterprise values and EBITDA multiplies of similar companies and comparable market transactions for equity services.

For the year ended December 31, 2015 and for the period from September 5, 2014 (commencement of operations) to December 31, 2014, there were no transfers in or out of Level 1, Level 2, or Level 3. The Company recognizes transfers between levels at the beginning of the period.

The following table shows the composition of the Company’s portfolio by unobservable inputs used to value the Company’s Level 3 investments and liabilities at December 31, 2015 and December 31, 2014. The table presents the ranges of significant unobservable inputs used to value the Company’s Level 3 investments and liabilities. These ranges represent the significant unobservable inputs that were used in the valuation of each type of Level 3 investment. The ranges of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one Level 3 investment:

Level 3 Unobservable inputs at December 31, 2015

Investment Type	Fair Value at December 31, 2015	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)	Impact to Valuation from an increase to input
First Lien/Senior Secured Loans (1)	$176,293,926	Income Approach	Market Yield	8.00% - 18.39% (12.05%)	Decrease
First Lien/Last-Out Unitranche (1)	108,557,626	Income Approach	Market Yield	9.09% - 13.21% (10.90%)	Decrease
Second Lien/Senior Secured Loans (1)	34,953,775	Income Approach	Market Yield	11.24% - 15.56% (13.25%)	Decrease
Partnership Interest	12,023,387	Market Approach	LTM EBITDA	N/A	N/A
Total	$331,828,714

(1) Included in Senior Secured Loans as of December 31, 2014.

Level 3 Unobservable inputs at December 31, 2014

Investment Type	Fair Value at December 31, 2014	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)	Impact to Valuation from an increase to input
Senior Secured Loans	$247,638,275	Income Approach	Market Yield	9.10% - 34.68% (13.92%)	Decrease
Partnership Interest	998,300	Market Approach	LTM EBITDA	N/A	N/A
Royalty Interest	465,000	Income Approach	Market Yield	18.00%	Decrease
Other	-	Recovery Value	Recovery Percentage	0.00%	N/A
Total	$249,101,575

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Significant increases or decreases in any of the above unobservable inputs in isolation, including unobservable inputs used in deriving bid-ask spreads, if applicable, could result in a significantly lower or higher fair value measurement for such investments.

Other Financial Instruments

Revolving Credit Facility: The fair value of the Company’s revolving credit facility, which is categorized as Level 3 within the ASC 820 fair value hierarchy as of December 31, 2015 and December 31, 2014, respectively, approximates its carrying value as the outstanding balance is callable at carrying value.

Other Financial Assets and Liabilities: The carrying amounts of the Company’s assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities or their close proximity of the originations to the measurement date. Under the fair value hierarchy, cash and cash equivalents are classified as Level 1, while the Company’s other financial assets and liabilities, other than investments at fair value and debt, are classified as Level 2.

5.	Agreements and Related Party Transactions

Management Fee

On September 5, 2014, the Company entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser manages the Company’s investment program and related activities. The Advisory Agreement was subsequently amended on December 2, 2014.

For the period from September 5, 2014 through December 31, 2015, the management fee is payable monthly in arrears at an annual rate of 1.75% of the Company’s average gross assets (excluding cash and cash equivalents, but including assets purchase with borrowed amounts) at the end of each of the two most recently completed calendar months. Thereafter, the management fee will be payable quarterly in arrears, at an annual rate of 1.75% of an amount equal to the average of the Company’s average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. However, until such time, if any, as the Company’s shares are listed on a national securities exchange (the “Listing”), the Adviser will waive its right to receive 0.25% of the Management Fee. The Adviser will not have the right to recover any amounts waived. Such fee waiver shall terminate if and when a listing occurs. After the listing of the Company’s common stock, the Management Fee will be payable quarterly in arrears at an annual rate of 1.75% of the Company’s average gross assets (including cash and cash equivalents and assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. For the year ended December 31, 2015 and for the period from September 5, 2014 (commencement of operations) to December 31, 2014, the Adviser earned $5,412,731 and $1,261,745 in Management Fees, respectively, net of $773,247 and $180,249, respectively, waived by the Adviser pursuant to the Advisory Agreement. The waiver of base management fees by the Adviser is permanent and not subject to recoupment by the Adviser. As of December 31, 2015 and December 31, 2014, $904,497 and $308,684, respectively, were payable to the Adviser.

Incentive Fees

The incentive fee (“Incentive Fee”) is calculated pursuant to the Advisory Agreement and consists of two parts, as follows:

Income-Based Component: Commencing with the quarter ended September 30, 2014, the Company pays the Adviser a quarterly Incentive Fee by reference to the Company’s aggregate pre-incentive fee net investment income, as adjusted, from the immediately preceding calendar quarter. The aggregate pre-incentive fee net investment income at the immediately preceding calendar quarter (the “Ordinary Income”), expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, will be compared to a “performance threshold” of 1.75% per quarter (7% annualized). Pre-incentive fee net investment income is net of all Company fees and expenses, including the Management Fee but excluding any Incentive Fee paid.

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The Company pays the Adviser an Incentive Fee with respect to the Company’s ordinary income in each calendar quarter as follows:

a.	no Incentive Fee in any calendar quarter in which the Company’s ordinary income does not exceed the performance threshold rate;
b.	100% of the Company’s ordinary income with respect to that portion of such ordinary income, if any, that exceeds the performance threshold rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and
c.	20% of the amount of the Company’s ordinary income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations are appropriately pro-rated for any period of less than three months and appropriately adjusted for any share issuances or repurchases during the current quarter.

For the year ended December 31, 2015 and for the period from September 5, 2014 (commencement of operations) to December 31, 2014, the Adviser earned $4,451,334 and $1,491,087, respectively, in Incentive Fees. As of December 31, 2015 and December 31, 2014, the Company has accrued incentive fees in the amount of $1,133,783 and $1,345,194, respectively.

Capital Gains-Based Component: At the end of each calendar year (or upon termination of the Advisory Agreement, as applicable) the Company will pay the Adviser, in arrears, an Incentive Fee equal to 20% of the difference, if positive, of the sum of the Company’s aggregate realized capital gains, if any, computed net of the Company’s aggregate realized capital losses, if any, and the Company’s aggregate unrealized capital depreciation, if any, in each case from the beginning of the annual period (defined below) until the end of such annual period. Unrealized capital gains are excluded from this calculation. Each period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of the Company’s first and last year, the appropriate portion thereof is referred to as an “Annual Period”. The capital gains-based Incentive Fee commenced with the 2014 annual period. For financial statement purposes, the second part of the incentive fee is accrued based upon 20% of cumulative net realized gains and net unrealized capital appreciation. For the year ended December 31, 2015 no accrual was required.

Officers and Directors

Certain officers and a director of the Company are also officers and a director of Credit Suisse or its affiliates. These officers and director are paid no fees by the Company for serving as an officer or director of the Company.

For the year ended December 31, 2015, the independent directors of the Company received $76,000, in compensation for services as an independent director of the Company. For the period from September 5, 2014 (commencement of operations) to December 31, 2014, the independent directors of the Company did not receive compensation for services as an independent director of the Company.

Administration and Custodian Agreement

The Company has entered into a co-administration agreement with the Adviser and an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Adviser and/or the Administrator provides various accounting and administrative services to the Company. Administrative services may include maintenance of the Company’s books and records, processing of investor transactions, calculation of the net asset value and payments of the Company’s fees and expenses. To the extent that the Administrator outsources any of its functions, the Administrator will pay any compensation associated with such functions. The Administrator also serves as the Company’s custodian. For the year ended December 31, 2015 and for the period from September 5, 2014 (commencement of operations) to December 31, 2014, the Company incurred expenses for services provided by the Administrator of $534,223 and $126,583, respectively, and is included within Other expenses on the Consolidated Statements of Operations. As of December 31, 2015 and December 31, 2014, $191,629 and $33,231 remained payable, respectively, and is included within accrued expenses and other liabilities on the consolidated statements of assets and liabilities.

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Transfer Agent Fees

Effective with the Conversion, American Stock Transfer & Trust Company, LLC became the Company’s transfer agent, distribution paying agent and registrar.

As of December 31, 2015 and December 31, 2014, Credit Suisse Alternative Capital, LLC, an affiliate of Credit Suisse owned 94% and 100% of the Company, respectively.

6. Net Assets

On September 5, 2014, CSAC made an approximately $221.1 million capital contribution to the Company.

For the year ended December 31, 2015, the Company issued the following shares through its monthly subscription process:

Month	Shares Issued	Per Share Net Asset Value	Subscription
March 31, 2015(1)	608,523	$10.09	$6,140,000
April 30, 2015	449,754	$10.15	$4,565,000
May 29, 2015	90,998	$10.22	$930,000
June 30, 2015	4,361	$10.09	$44,000
July 31, 2015	31,988	$10.16	$325,000
August 31, 2015	4,888	$10.23	$50,000
September 30, 2015	4,960	$10.08	$50,000
October 31, 2015	109,127	$10.08	$1,100,000
November 30, 2015	-	$10.01	$-
December 31, 2015	-	$9.42	$-

(1)	Commencement of offering on March 20, 2015.

The Company’s authorized stock consists of 198,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share.

7.	Dividends and Distributions

The Company intends to pay quarterly dividends to its common stockholders from its net income. Such dividends are accrued for and recorded on the ex-date. The amount to be paid out as a dividend is determined by the Board and is generally based upon the earnings estimated by the Adviser. Net realized long-term capital gains, if any, would be generally distributed at least annually. For the year ended December 31, 2015, the Company paid the following dividends:

Rate per Share	Declaration Date	Record Date	Ex-Date	Pay-Date
$0.1950	June 15, 2015	June 15, 2015	June 30, 2015	June 30, 2015
$0.2239	September 23, 2015	September 23, 2015	September 30, 2015	September 30, 2015
$0.4964	December 23, 2015	December 23, 2015	December 31, 2015	December 31, 2015

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any dividends declared in cash on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and declares a cash dividend, the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The number of newly issued shares is determined on the Pay-Date by dividing the aggregate dollar amount of the distribution by the net asset value per share as determined on or as of the applicable Pay-Date. For the year ended December 31, 2015, the Company issued 34,772 shares under the dividend reinvestment plan.

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8.	Earnings per Share

In accordance with the provisions of ASC Topic 260 – Earnings Per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of basic and diluted earnings per share for the year ended December 31, 2015 and for the period from September 5, 2014 (commencement of operations) to December 31, 2014.

	For the Years Ended December 31,
	2015	2014(1)
Numerator for basic and diluted earnings per share - increase in net assets from operations	$2,678,493	$4,997,594
Denominator for basic and diluted earnings per share - weighted average shares outstanding	23,083,190	22,114,476
Basic and diluted earnings per share	$0.12	$0.23

(1)	For the period from September 5, 2014 (commencement of operations) to December 31, 2014.

Diluted earnings per share equal basic earnings per share because there were no common stock equivalents outstanding during the periods presented.

9.	Organization Costs and Offering Costs

Organization costs are expensed as incurred by the Company.

The Adviser bears all operating and overhead expenses incurred in connection with the management of the Company with regard to the salaries and wages of the Adviser’s officers and employees attributable to the Company.

Offering costs are borne by the Company and charged as an expense over a 12-month period up to a maximum amount of $1.5 million upon receipt of a formal commitment of external capital. Any offering costs in excess of $1.5 million will be borne by Credit Suisse. On March 31, 2015, the Company received formal commitment of external capital.

As of December 31, 2014, there was no formal commitment of external capital and, as such, no offering costs had been recorded by the Company. As of December 31, 2014, the Company has paid and established a due from Adviser account in the amount of $315,725 for reimbursement of offering costs.

10.	Revolving Credit Facility

The Company entered into a senior secured revolving credit agreement (the “Credit Agreement”) on October 31, 2014 with Capital One, N.A., as administrator and various lenders under which the Company can borrow an aggregate principal amount of $75 million (the “Facility Amount”) for the financing of investments. On January 14, 2015, pursuant to the terms of the Credit Agreement the Company increased the Facility Amount to $125 million. On April 2, 2015 and July 7, 2015, the Company further increased the Facility Amount to $230 million in total. As of December 31, 2015 the Credit Agreement provided for borrowings in the aggregate amount of $230 million, with an accordion feature permitting the Company to seek an increase of the Facility Amount of up to $300 million, subject to certain conditions. The senior secured revolving credit facility under the Credit Agreement is referred to herein as the “Revolving Credit Facility”. Interest is charged at the 3 month LIBOR rate, plus 2.75%. The interest rate, year to date, has ranged from 2.92% to 3.17% (average 2.96%). The Company shall pay to the lender a structuring fee equal to 0.25% of the Facility Amount. The Company will also pay to the lender a commitment fee equal to 0.50% of the commitment provided by the lenders. The Credit Agreement is set to mature five years from the closing date of the facility. As of December 31, 2015 and December 31, 2014, the Company had outstanding borrowings of $125,000,000 and $30,000,000, respectively. Costs of $2,237,500 were incurred in connection with obtaining and amending the Credit Agreement, which have been recorded as deferred financing costs on the statements of assets and liabilities and are being amortized into expense using the straight-line method over the life of the Credit Agreement.

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Capitalized terms used but not defined herein have the meaning assigned to them in the Credit Agreement.

The summary information of the Revolving Credit Facility for the year ended December 31, 2015 and for the period from September 5, 2014 (commencement of operations) to December 31, 2014:

	For the Years Ended December 31,
	2015	2014(1)
Credit facility expenses	$128,956	$472,408
Interest expense	2,389,650	61,189
Amortization on borrowings	400,564	25,000
Line of credit administrative fees	100,000	16,667
Unused line of credit fees	539,215	40,646
Total Interest and Credit Facility Fees	$3,558,385	$615,910
Weighted average interest rate	2.95%	2.94%
Average outstanding balance	$79,768,493	$17,809,524

(1)	For the period from September 5, 2014 (commencement of operations) to December 31, 2014.

The Credit Agreement includes customary events of default, as well as customary covenants, including restrictions on certain distributions and financial covenants requiring:

i.	Asset coverage ratio of no less than 2 to 1 on the last day of any fiscal quarter;
ii.	Interest Coverage Ratio to be less than 1.5 to 1.0 as of the last day of any fiscal quarter;
iii.	Leverage Ratio shall not to exceed 1.0 to 1.0 as of the last day of any fiscal quarter;
iv.	Total assets under management of no less than the sum of (i) 75% of the assets under management by the Borrower (by principal balance) as of the Effective Date and (ii) 75% of any equity raised by the Borrower after the Effective Date (other than proceeds of any distribution reinvestment plan used to redeem or repurchase Equity Interests of the Borrower); and
v.	The Net Worth shall be no less than the greater of (i) $150,000,000 or (ii) 75% of its initial capitalization on the Effective Date.

The Revolving Credit Facility is secured by a first-priority security interest in all of the assets of the Company. Proceeds from borrowing may be used for general corporate purposes, including funding of portfolio investments.

11.	Tax Information

Company intends to elect to be treated as a RIC under Subchapter M of the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as distributions.

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Prior to January 30, 2015, the Company did not pay any distributions. Accordingly, no information with regard to distributions during the year ended December 31, 2014 is provided.

The tax character of distributions during the year ended December 31, 2015 were as follows:

Year Ended
December 31, 2015
Distributions paid from:
Ordinary Income	$21,389,140
Net Long-Term Capital Gains	-
Total Taxable Distributions	$21,389,140

As of December 31, 2015, the components of Accumulated Earnings (Losses) on a tax-basis were as follows:

December 31, 2015
Undistributed Ordinary Income - net	$71,494
Undistributed Long-Term Capital Gains	-
Total Undistributed Earnings	$71,494
Capital Loss Carryover	$(8,588,308)
Unrealized Earnings (Losses) - net	$(12,877,422)
Total Accumulated Earnings (Losses) - net	$(21,394,236)

As of December 31, 2015, the Company’s aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes were as follows:

December 31, 2015
Tax cost	$350,616,136
Gross unrealized appreciation	81,566
Gross unrealized depreciation	(12,958,988)
Net unrealized investment appreciation on investments	$(12,877,422)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is primarily attributable to defaulted loans on accrual.

In order to present certain components of the Company’s capital accounts on a tax-basis, certain permanent reclassifications have been recorded to the Company’s accounts. These reclassifications have no impact on the net asset value of the Company.

December 31, 2015
Paid-in capital in excess of par	$7,820,265
Accumulated undistributed net investment income	$(7,822,035)
Accumulated net realized gain	$1,770

Clocktower Home, LLC, and Clocktower Rise, LLC have elected to be a taxable entities (the “Taxable Subsidiaries”). The Taxable Subsidiaries permit the Company to hold equity investments in portfolio companies that are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Company’s consolidated financial statements.

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12.	Other Risks

The Company’s investing activities expose it to various types of risk that are associated with the financial instruments and markets in which it invests. The significant types of financial risks to which the Company is exposed are market risk and credit risk.

A. Market Risk—Market risk encompasses the potential for both losses and gains and includes interest rate risk and price risk. The Company’s market risk management strategy is driven by the Company’s investment objective.

i. Interest Rate Risk—The Company invests in fixed income securities. Any change to the interest rates relevant for particular securities may result in the Adviser being unable to secure similar returns on the expiration of contracts or the sale of securities. In addition, changes to prevailing rates or changes in expectations of future rates may result in an increase or decrease in the value of the securities held. In general, if interest rates rise, the value of the debt securities will decline. A decline in interest rates will in general have the opposite effect.

ii. Price Risk—Price risk is the risk that the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, or its issuer, or by any factor affecting financial instruments traded in the market. As the Company’s financial instruments are carried at fair value with fair value changes recognized in the statements of operations, all changes in market conditions will directly affect net assets.

B. Credit Risk—Credit risk is the risk that a counterparty to or an issuer of a financial instrument will cause a financial loss to the other party by failing to discharge an obligation.

Debt securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations and are subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. The Company may invest in non-investment grade and unrated securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

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13.	Financial Highlights

The following is the financial highlights for a share of common stock outstanding during the year ended December 31, 2015 and for the period from September 5, 2014 (commencement of operations) to December 31, 2014.

	For the year ended December 31, 2015	For the period from September 5, 2014, (commencement of operations) to December 31, 2014
Per Share Data:(1)
Net asset value, beginning of year/period	$10.23	$10.00
Net investment income (loss)	0.87	0.30
Net realized/unrealized gains (losses)	(0.76)	(0.07)
Net increase (decrease) in net assets resulting from operations	0.11	0.23

Dividend declared from:
Net investment income	(0.92)	—
Net asset value, end of year/period	$9.42	$10.23
Shares outstanding, end of year/period	23,453,847	22,114,476
Total return(2)	1.00%	2.30	%(4)

Ratio/Supplemental Data (all amounts in thousands except ratios and per share amounts):
Net assets, end of year or period	$220,974	$226,142
Average debt per share	$3.40	$0.81
Ratio of total expenses to average net assets	7.2%	4.0	%(3)
Ratio of net expenses to average net assets	6.8%	3.2	%(3)
Ratio of net investment income to average net assets before waiver	8.3%	11.3	%(3)
Ratio of net investment income to average net assets after waiver	8.7%	11.0	%(3)
Ratio of interest expenses to average net assets	1.5%	0.9	%(3)
Ratio of incentive fees to average net assets	1.9%	0.7%
Portfolio turnover	46.5%	15.3	%(4)
Credit facility payable	$125,000	$30,000
Asset coverage ratio(5)	2.77	8.54

(1)	The per share data is derived by using the weighted average shares outstanding during the applicable period.
(2)	The total return is calculated by taking the increase or decrease in net assets value per share, adding distributions per share declared during the period, assuming distributions reinvestment prices based on the net asset value per share on ex-date, and dividing by the beginning net asset value per share.
(3)	Annualized except for incentive fees and organization expense.
(4)	Not annualized.
(5)	Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period.

14.	Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be estimated, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on the Adviser’s experience, the Company expects the risk of loss to be remote. On December 31, 2015 no accrual has been recorded for these indemnifications in the financial statements.

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The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draws, pursuant to which the Company may provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2015 and December 31, 2014, the Company had 0 and 1 unfunded uncommitted incremental capacity under loan and financing agreements, respectively.

	As of
	December 31, 2015	December 31, 2014
New Standard Energy Texas LLC	$-	$1,650,000

15.	New Accounting Pronouncements

On April 7, 2015, the FASB issued Accounting Standards Update (ASU) No. 2015-03, “Simplifying the Presentation of Debt Issuance Costs”. The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. The Company has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. The Company is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

16.	Selected Quarterly Financial Data (unaudited)

The following are the quarterly results of operations for the year ended December 31, 2015, and December 31, 2014. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	For the period from September 5, 2014 (commencement of operations) to December 31, 2014
Total Investment Income	$9,262,780	$11,984,842	$8,093,182	$6,722,369	$10,883,787
Net Investment Income	4,520,897	7,281,703	4,373,427	3,974,751	6,498,784
Net Realized and Unrealized Gain (Loss)	(8,653,738)	(2,299,060)	171,752	(6,961,239)	(1,501,190)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,862,841)	4,982,643	4,545,179	(2,986,488)	4,997,594
Basic and Diluted Earnings (Loss) per Common Share	(0.16)	0.21	0.20	(0.13)	0.23
Net Asset Value per Common Share at End of Quarter	9.42	10.08	10.09	10.09	10.23

17.	Subsequent Events

In preparing the consolidated financial statements as of December 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these consolidated financial statements through the release of the report. No such events requiring recognition or disclosure were identified through the date of the release of the report.

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Consent of Independent Registered Public Accounting Firm

The Board of Directors
Credit Suisse Park View BDC, Inc.:

We consent to the use of our report dated March 1, 2016 in the Prospectus Supplement No. 6 (No. 333-203683) on Form 497 of CĪON Investment Corporation, with respect to the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Credit Suisse Park View BDC, Inc. (and subsidiaries) as of December 31, 2015 and 2014 and the related consolidated statements of operations, changes in net assets and cash flows for the year ended December 31, 2015 and the period from September 5, 2014 (commencement of operations) to December 31, 2014, which report appears in the Prospectus Supplement of CĪON Investment Corporation.

/s/ KPMG LLP

New York, New York
September 30, 2016

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